EXHIBIT 10.1

REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS

Dated as of

November 3, 2011

By and Between

Truman Farm Villas, L.P., a Missouri limited partnership,

As Seller

and

Steadfast Asset Holdings, Inc., a California corporation,

As Purchaser

regarding

<Truman Farm Villas Apartments>

REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS

THIS REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS (“Agreement”) is dated as of November 3, 2011, and is entered into by and between Truman Farm Villas, L.P., a Missouri limited partnership (“Seller”), and Steadfast Asset Holdings, Inc., a California corporation (“Purchaser”). As used herein the term “Buyer” shall mean Purchaser or its Permitted Assign (as defined in this Agreement).

RECITALS

WHEREAS, Seller is the owner of the land and improvements, including an apartment complex commonly known as Truman Farm Villas Apartments, as further described on Exhibit “A” attached hereto.

WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Property (as defined in this Agreement), subject to the terms and conditions of this Agreement and the exhibits attached hereto.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.    Definitions. When used in this Agreement and the exhibits attached hereto, the following terms shall have the following meanings unless otherwise specifically defined. The singular shall include the plural and the masculine gender shall include the feminine and the neuter unless otherwise required by the context.

“Additional Title Policy Charge” shall have the meaning set forth in Paragraph 11 of this Agreement.

“Anti-Terrorism Laws” shall mean any laws related to terrorism or money laundering, including Executive Order 13224 and the USA Patriot Act, and any regulations promulgated under either of them.

“Broker” shall mean The Tax Credit Group, Marcus & Millichap.

“Buyer's Title Notice” shall have the meaning set forth in Paragraph 8(a) of this Agreement.

“Cash Equivalent” shall mean a wire transfer of funds or other good and immediately available funds.

“Closing” shall have the meaning set forth in Paragraph 18 of this Agreement.

“Closing Date” shall mean the date of the Closing.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Compliance Expiration Date” shall mean December 31, 2013.

“Contingency Expiration Date” shall mean the date which is thirty (30) days after the date of this Agreement, or such earlier date as may be specified by Buyer by delivering written notice thereof to Seller and Escrow Agent.

“County” shall mean the County in which the Real Property is located.

“Deposit” shall mean, to the extent deposited with Escrow Agent, the Initial Deposit and the Extension Deposit.

“Endorsements” shall have the meaning set forth in Paragraph 11 of this Agreement.

“Escrow Agent” shall mean Chicago Title Insurance Company.

“Extended Coverage Title Policy” shall have the meaning set forth in Paragraph 11 of this Agreement.

“Extension Deposit” shall have the meaning set forth in Paragraph 18 of this Agreement.

“Funds” shall mean all escrows, reserves, funds, letters of credit, bonds, security deposits or other funds deposited by Seller with respect to the Property, including, without limitation, (a) any utility deposits and (b) any such funds deposited with respect to any existing mortgage on the Property.

“General Assignment” shall mean a General Assignment and Bill of Sale in the form of Exhibit “E” attached hereto.

“Guarantors” shall mean Steadfast REIT Holdings, LLC, Steadfast REIT Investments, LLC, Steadfast Income REIT, Inc. and Steadfast Income Advisors, LLC.

“Guaranty” shall mean a Guaranty in the form of Exhibit “J” attached hereto.

“Hazardous Materials” shall have the meaning set forth in Paragraph 17(d) of this Agreement.

“Housing Authority” shall mean the Missouri Housing Development Commission, the relevant tax credit allocation agency and any other federal, state or local agency with jurisdiction or other rights or authority over the Property or the Tax Credits related thereto.

“Improvements” shall mean the apartment complex and all other buildings, structures and improvements located upon the Real Property.

“Indemnitor” shall have the meaning set forth in Paragraph 23(c) of this Agreement.

“Initial Deposit” shall have the meaning set forth in Paragraph 4 of this Agreement.

“Intangibles” shall mean, to the extent assignable by and in the possession or control of Seller: (i) any and all permits, licenses, certificates of occupancy and the like relating to the Property; (ii) any and all bonds, warranties, and guaranties relating to the Property; (iii) any and all third party site plans, surveys, environment, soil and substrata studies or assessments, plans and specifications, engineering plans and drawings, landscaping plans or other plans, diagrams or studies of any kind relating to the Property; (iv) books and records relating to the Tenants; (v) the name “Truman Farm Villas Apartments”; (vi) the telephone numbers, fax numbers and email addresses for the Property; and (vii) any and all goodwill or other intangible property directly relating to the Property.

“Lease Assignment” shall mean an Assignment and Assumption of Leases in the form of Exhibit “D” attached hereto.

“Limited Partner Consent” shall mean the prior written consent of SHF.

“Non-Delinquent Rents” shall mean rents that are equal to or less than thirty (30) days past due as of the Closing Date.

“Opening of Escrow” shall mean the date that both (i) a fully executed copy of this Agreement and (ii) the Initial Deposit have been delivered to Escrow Agent.

“Outside Closing Date” shall have the meaning set forth in Paragraph 18 of this Agreement.

“Permitted Assign” shall mean any subsidiary or affiliate of Purchaser in which Purchaser directly or indirectly is under common control with the managing member or general partner of such subsidiary or affiliate assignee and in which Purchaser directly or indirectly is under common control with the individual or entity that controls the day-to-day management of the Property, or, with the prior written consent of Seller, any other person or entity.

“Permitted Exceptions” shall mean (i) all items and matters identified as a “Permitted Exception” in Paragraph 8(a) of this Agreement, (ii) the Tenant Leases, and (iii) all items and matters which would be shown on an ALTA survey.

“Personal Property” shall mean the mechanical systems, fixtures, furniture, appliances, tools, supplies, inventories, furnishings, equipment and other items of tangible personal property placed or installed on or about the Real Property or the Improvements and which are owned by Seller and used as a part of or in connection with the Property, including, without limitation, all heating, ventilation and air conditioning compressors, engines, systems and equipment; any and all elevators, electrical fixtures, systems and equipment; all plumbing fixtures, systems and equipment; and all keys. Personal Property shall exclude personal property that is owned by the

Tenants, former tenants or the management company, or which is leased pursuant to a Service Contract or Permitted Exception.

“Prior Noncompliance” shall have the meaning set forth in Paragraph 23(f) of this Agreement.

“Prohibited Person” shall mean (i) a person or entity subject to the provisions of Executive Order 13224; (ii) a person or entity owned or controlled by, or acting for or on behalf of, an entity subject to the provisions of Executive Order 13224; (iii) a person or entity with whom Seller or Buyer (as applicable) is prohibited from dealing by any of the Anti-Terrorism Laws; (iv) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control; or (v) a person or entity that is affiliated with a person or entity described in clauses (i) through (iv) of this definition, if an entity existing in the United States is prohibited from doing business with such affiliated person or entity.

“Property” shall mean Seller's right, title and interest in the Real Property, the Improvements, the Personal Property, and, to the extent assignable, the Intangibles, the Tenant Leases and those Service Contracts being assigned to and assumed by Buyer pursuant to this Agreement.

“Property Files” shall have the meaning set forth in Paragraph 8(b) of this Agreement.

“Purchase Price” shall mean the monetary consideration specified in Paragraph 3 of this Agreement.

“Real Property” shall mean the certain real estate, located in the County and State, and further described on Exhibit “A” attached hereto.

“Regulatory Agreements” shall have the meaning set forth in Paragraph 23(a) of this Agreement.

“Rejected Exceptions” shall have the meaning set forth in Paragraph 8(a) of this Agreement.

“Representatives” shall mean, with respect to any person or entity, the direct and indirect directors, principals, officers, partners, members, shareholders, agents, contractors, employees, lawyers, accountants, advisors, consultants, and other representatives of such person or entity, and its prospective lenders and investors.

“Required Consents” shall mean the timely notice to, and/or the written consent or approval of, each governmental or regulatory body (including the Housing Authority), in each case pursuant to the requirements applicable thereto and in each case to the extent required for the consummation of the transactions contemplated by this Agreement and the exhibits attached hereto.

“Section 42 Memorandum” shall mean a Memorandum of Agreement in the form of Exhibit “G” attached hereto.

“Seller's Title Notice” shall have the meaning set forth in Paragraph 8(a) of this Agreement.

“Service Contracts” shall mean all service, equipment, supply, management, maintenance, utility, listing and other operating contracts relating to the Property.

“SHF” shall mean SunAmerica Housing Fund 378, a Nevada limited partnership and SLP Housing III LLC, a Nevada limited liability company, the limited partners of Seller.

“Special Warranty Deed” shall mean a deed in the form of Exhibit “B” attached hereto.

“State” shall mean the State in which the Real Property is located.

“Survey” shall mean the new or updated survey, if any, of the Real Property and Improvements obtained by Buyer.

“Tax Credit Laws” shall have the meaning set forth in Paragraph 23(a) of this Agreement.

“Tax Credits” shall have the meaning set forth in Paragraph 23(a) of this Agreement.

“Tenant Deposits” shall mean the deposits, if any, made by Tenants (including any interest accrued and unpaid thereon for the benefit of Tenants) less the amount such deposits have been charged, offset or otherwise reduced by Seller as permitted under the Tenant Leases or under applicable law.

“Tenant Leases” shall mean the agreements affecting the Property pursuant to which Tenants are leasing, renting and/or occupying space within the Improvements.

“Tenant Notice Letter” shall mean a Tenant Notice Letter in the form of Exhibit “F” attached hereto.

“Tenants” shall mean the tenants of the Real Property and Improvements as of the Closing.

“Threshold Amount” shall mean an amount equal to the product of (a) ten percent (10%) times (b) the Purchase Price.

“Title Commitment” shall have the meaning set forth in Paragraph 8(a) of this Agreement.

“Title Company” shall mean Chicago Title Insurance Company.

“Title Policy” shall have the meaning set forth in Paragraph 9(a)(ii) of this Agreement.

“Title Requirements” shall mean those requirements set forth in the Title Commitment which are to be performed or otherwise satisfied as a condition to the issuance of the Title Policy by the Title Company.

2.    Purchase and Sale. Seller hereby agrees to assign, sell and convey the Property to Buyer, and Buyer hereby agrees to purchase, accept and acquire the Property from Seller, subject to the terms and provisions of this Agreement and the exhibits attached hereto.

3.    Price. The total Purchase Price to be paid by Buyer to Seller for the Property shall be the sum of Nine Million One Hundred Thousand Dollars ($9,100,000.00), subject to adjustments, credits and prorations as set forth in this Agreement.

4.    Payment of Purchase Price. The Purchase Price shall be payable as follows:

(a)    Initial Deposit. Within two (2) business days after execution and delivery of this Agreement by all parties hereto, Buyer shall deposit with Escrow Agent cash or Cash Equivalent in the amount of Two Hundred Thousand Dollars ($200,000.00) (“Initial Deposit”).

(b)    [reserved]

(c)    Cash Balance. On or before the Closing Date, Buyer shall deposit with Escrow Agent additional cash or Cash Equivalent equal to the sum of (i) the amount of the Purchase Price minus (ii) the amount of the Deposit plus (iii) the amount of Buyer's share of expenses plus (or minus) (iv) the amount of adjustments, credits and prorations due from (or owed to) Buyer in accordance with Paragraph 13 of this Agreement.

(d)    Interest. While held by the Escrow Agent, upon the request and at the direction of Buyer, the Deposit shall be placed in an interest-bearing account under Buyer's taxpayer identification number with all interest accruing to Buyer, and all interest so earned in connection with the Deposit shall be deemed a part of the Deposit.

(e)    Deposit Refundability. The Initial Deposit shall remain refundable to Buyer if this Agreement is terminated in accordance with the provisions of this Agreement on or before the Contingency Expiration Date. After the Contingency Expiration Date, the entire Deposit shall be held for the benefit of Seller and shall be nonrefundable, unless (i) Buyer is not in default hereunder and (ii) this Agreement is terminated in accordance with the provisions of Paragraph 20(a) of this Agreement or if Buyer is expressly entitled to a refund of the Deposit pursuant to Paragraph 9(c) or any other provision of this Agreement. The Deposit shall be credited to Buyer and applied toward payment of the Purchase Price upon the Closing.

5.    Special Warranty Deed. At the Closing, Seller shall convey the Real Property and Improvements to Buyer by the Special Warranty Deed and the other documents to be delivered under this Agreement.

6.    Delivery of Agreement; Failure of the Opening of Escrow. A fully executed copy of this Agreement shall be delivered to the Escrow Agent by Seller, and this Agreement shall, thereupon, constitute escrow instructions. If the Opening of Escrow has not occurred within ten (10) days after the date of this Agreement, this Agreement shall be null and void ab initio and of no further force and effect.

7.    Operation of Property Through Closing. From the Opening of Escrow until the Closing (or earlier termination of this Agreement):

(a)    Except as otherwise provided in this Paragraph 7, Seller shall manage and operate the Property in accordance with Seller's current business practices. Subject to comparable coverage for renewal policies being available at commercially reasonable rates, Seller shall maintain in full force and effect insurance coverage comparable to its current insurance policies with respect to the Property.

(b)    Without the prior written consent of Buyer, Seller shall not sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of the Property or any interest therein, except in the ordinary course of business or except for such mortgages, pledges or hypothecations as shall be released at or prior to Closing. Notwithstanding the foregoing, Seller may replace depreciated Personal Property and may otherwise deal with Tenant Leases in a commercially reasonable manner.

(c)    Except as otherwise provided herein, without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed, Seller shall not terminate (except for those Service Contracts which Seller and Buyer have agreed in writing to terminate), modify, extend, amend or renew any Service Contract or enter into any new Service Contract, except in each case as may be reasonably necessary to protect the health or safety of individuals or the preservation of the Property or otherwise in accordance with Seller's current business practices. All new Service Contracts must be terminable, without penalty, on not more than thirty (30) days' notice.

(d)    From time to time Seller and Seller's agents may (in their sole discretion or as otherwise required under this Agreement) sign certifications, notices or other documents or take other action in connection with Buyer's financing, approval by the Housing Authority, or otherwise in connection with the transactions contemplated by this Agreement. Except with respect to Seller's representations and warranties expressly set forth in this Agreement, Buyer hereby agrees to indemnify, defend and hold harmless Seller and its direct and indirect partners, principals and agents from and against any and all claims, demands, losses, liabilities and expenses, including attorneys' and accountants' fees, asserted against or incurred by Seller or its direct and indirect partners, principals, and agents in connection with such certifications, notices, or other documents or actions, except to the extent such claims, demands, losses and liabilities are caused by Seller's or Seller's agents' intentional misconduct. The indemnity set forth in this Paragraph 7(d) shall survive any termination of this Agreement and shall survive Closing and the delivery of the Special Warranty Deed at Closing.

8.    Title; Property Files; Buyer's Inspection Rights.

(a)    Title.

(i)    Commitment. Within five (5) business days after the Opening of Escrow, the Title Company shall issue and deliver to Buyer a commitment to insure the Real Property to be conveyed hereunder (“Title Commitment”, as further defined in Paragraph 8(a)(vi) of this Agreement). Title Company shall provide Buyer with copies of all recorded documents shown as exceptions to title on the Title Commitment (the “Exception Documents”).

(ii)    Title Notices. Within five (5) business days following the receipt by Buyer of the Title Commitment and the Exception Documents, Buyer shall notify Seller in writing (the “Buyer's Title Notice”) as to which items, if any, disclosed in the Title Commitment are not acceptable to Buyer. Within five (5) business days following Seller's receipt of Buyer's Title Notice, Seller (with Limited Partner Consent) shall notify Buyer (“Seller's Title Notice”) that, with respect to each matter objected to in Buyer's Title Notice: (A) it shall take such actions as may be reasonably necessary to eliminate such matter as an exception in the Title Commitment; or (B) it shall not take any or all of the actions identified in Buyer's Title Notice with respect to such matter. Except to the extent Seller's Title Notice expressly states that Seller will take an action with respect to a matter identified in Buyer's Title Notice (or if Seller fails to deliver Seller's Title Notice within such five (5) business day period), then Seller shall be deemed to have elected clause (B) of this Paragraph 8(a)(ii).

(iii)    Rejected Exception. As used in this Paragraph 8(a), the term “Rejected Exception” means a matter which is both: (x) expressly objected to in Buyer's Title Notice (to the extent of such objection); and (y) expressly agreed to be eliminated in Seller's Title Notice (to the extent of such agreement).

(iv)    Title Contingency. In the event Buyer fails to timely deliver Buyer's Title Notice, then Buyer shall be deemed to have waived all title objections to matters shown in the Title Commitment. If Buyer has timely delivered Buyer's Title Notice and Seller elects (or is deemed to have elected) to proceed (in whole or in part) in accordance with clause (B) of Paragraph 8(a)(ii) of this Agreement, then Buyer shall have until the Contingency Expiration Date to terminate this Agreement by delivering written notice thereof to Seller and Escrow Agent, in which case the provisions of Paragraph 9(c) of this Agreement shall govern. If Buyer shall fail to provide Seller and Escrow Agent with written notice of termination on or before the Contingency Expiration Date, then Buyer shall be deemed to have waived all of its title objections (except with respect to the Rejected Exceptions).

(v)    Title Policy. Each item and matter revealed by the Title Commitment (other than the Rejected Exceptions) shall be a “Permitted Exception” under this Agreement. At Closing, the Title Policy (as further defined in Paragraph 9(a)(ii) of this Agreement) shall be as described in the Title Commitment (but free of each Rejected Exception), subject to the provisions of this Paragraph 8(a). Buyer shall use commercially reasonable efforts to satisfy or eliminate, on or before the Closing Date, those Title Requirements to be performed or otherwise satisfied by Buyer. Seller shall use commercially reasonable efforts to satisfy or eliminate, on or before the Closing Date, those Title Requirements to be performed or otherwise satisfied by Seller. Notwithstanding anything to the contrary in this Agreement, (x) Seller shall not be required to expend any funds in connection with the Title Policy except (i) as expressly set forth in Seller's Title Notice, and (ii) in an amount not to exceed $50,000 in the aggregate to satisfy or eliminate the other Title Requirements to be performed or otherwise satisfied by Seller and other items and matters not revealed by the Title Commitment; (y) Seller shall have no obligation to execute, perform, satisfy, incur, make or otherwise undertake any affidavit, indemnity, disclosure, certificate, or other document, action, expense or liability requested or required by the Title Company in connection with the Title Policy (including, without limitation, such requirements as may be set forth in the Title Commitment); and (z) Seller may satisfy the Rejected Exceptions, the Title Requirements to be performed or otherwise satisfied by Seller, and any other items and matters not revealed by the Title Commitment in any manner that will result in the Title Company issuing the Title Policy (e.g. by providing a surety bond or other collateral acceptable to the Title Company). Except as expressly required under the foregoing sentences of this Paragraph 8(a)(v), or as expressly set forth in Seller's Title Notice, (A) Seller shall have no obligation to incur any expense or liability to satisfy or eliminate any Rejected Exception, Title Requirement or other item or matter not revealed by the Title Commitment, (B) no failure by Seller to satisfy or eliminate any Rejected Exception, Title Requirement or other item or matter not revealed by the Title Commitment shall constitute a breach of or default under this Agreement by Seller and Seller shall not have any liability for damages and Buyer shall have no recourse to equitable relief based on any such failure, and (C) if Seller fails to eliminate or satisfy, on or before the Closing Date, any Rejected Exception, Title Requirement or other item or matter not revealed by the Title Commitment, then Buyer shall have the sole option of either: (x) terminating this Agreement for failure to satisfy a Buyer closing condition under Paragraph 9(a) of this Agreement by delivering written notice thereof to Seller and Escrow Agent prior to Closing, in which case the Deposit shall be returned to Buyer and the other provisions of Paragraph 9(c) of this Agreement shall govern; or (y) proceeding to Closing, subject to the provisions set forth herein. In the event that (I) Buyer elects to terminate this Agreement pursuant to clause (x) of this Paragraph 8(a)(v) due to Seller's failure to eliminate or satisfy a Rejected Exception as expressly set forth in Seller's Title Notice and (II) Buyer is not in default under this Agreement, then and only then Seller shall reimburse Buyer for Buyer's reasonable and actual out-of-pocket costs (documented by paid invoices to third parties) incurred with respect to this agreement, the transaction described herein and the due diligence performed in connection herewith, not to exceed $150,000.00 in the aggregate. Upon Closing, Buyer shall be deemed to have waived all objections to the items and matters reflected on the Title Policy and each such item and matter shall thereafter be a “Permitted Exception” under this Agreement.

(vi)    Supplemental Title Commitment. In the event the Title Company issues one or more supplemental Title Commitments, the “Title Commitment” shall be deemed amended to incorporate the changes reflected in such supplemental Title Commitments. Notwithstanding the foregoing, Buyer shall have three (3) business days following receipt by Buyer of a supplemental Title Commitment to deliver a supplemental Buyer's Title Notice with respect to any new item not shown on either the Title Commitment or any existing survey delivered to Buyer as part of the Property Files. Within two (2) business days following Seller's receipt of the supplemental Buyer's Title Notice, Seller (with Limited Partner Consent) shall provide Buyer with a supplemental Seller's Title Notice. If Buyer has timely delivered a supplemental Buyer's Title Notice and Seller elects (or is deemed to have elected) to proceed (in whole or in part) in accordance with clause (B) of Paragraph 8(a)(ii) of this Agreement, then Buyer shall have until the earlier of (a) the Closing Date and (b) 10 days following receipt by Buyer of a supplemental Title Commitment to terminate this Agreement by delivering written notice thereof to Seller and Escrow Agent, in which case the Deposit shall be returned to Buyer and the other provisions of Paragraph 9(c) of this Agreement shall govern.  If Buyer shall fail to provide Seller and Escrow Agent with written notice of termination on or before such date, then Buyer shall be deemed to have waived all of its objections to the items appearing in such supplemental Title Commitment (except with respect to the Rejected Exceptions).  Except as expressly modified herein, the provisions of Paragraph 8(a) of this Agreement, including, without limitation, the timing and effect of any notices to be delivered and the effect of any failure to deliver same, shall govern with respect to any such additional Buyer's Title Notice.

(vii)    Survey Matters. Buyer shall have until the date Buyer's Title Notice is due under Paragraph 8(a)(ii) of this Agreement to review and approve or disapprove of any survey of the Property delivered by Seller to Buyer as part of the Property Files, and any such objections shall be treated in the same manner as objections to matters shown on the Title Commitment as set forth in Paragraph 8(a)(ii)-(v) of this Agreement. With regard to the Survey obtained by Buyer in accordance with the provisions of Paragraph 11 of this Agreement, Buyer shall have until the earlier of (A) five (5) business days after its receipt of the Survey or (B) the Contingency Expiration Date to deliver an additional Buyer's Title Notice with respect to any new item not shown on either the Title Commitment or any existing survey delivered to Buyer as part of the Property Files. The provisions of Paragraph 8(a) of this Agreement, including, without limitation, the timing and effect of any notices to be delivered and the effect of any failure to deliver same, shall govern with respect to any such additional Buyer's Title Notice.

(b)    Documents and Materials To Be Made Available to Buyer. Within five (5) business days after the Opening of Escrow, Seller will make available to Buyer the Property Files (as defined in this Paragraph 8(b)) of Seller. To the extent Seller currently possesses or controls the same, the “Property Files” are defined as the items set forth on Exhibit “I” attached hereto; provided, however, Seller shall not be obligated to update, prepare, or cause to be prepared any of the above-referenced items which may or may not be contained in the Property Files. Property Files shall not include any appraisals or other indications of the market value of the Property. Buyer understands and acknowledges that neither Seller nor any of Seller's Representatives makes and/or has made any representation or warranty to Buyer as to the accuracy or completeness of the Property Files and that neither Seller nor any of Seller's Representatives has made or will make any attempt to verify the data contained therein. Buyer agrees that Seller shall not have any liability to Buyer as a result of Buyer's use of the Property Files.

(c)    Buyer's Inspection Rights. From the Opening of Escrow and until the Closing or earlier termination of this Agreement, Buyer shall be provided with access to the

Property and shall be permitted to inspect and examine the Property upon reasonable advance notice to Seller, subject in all cases to the provisions of this Paragraph 8(c) of this Agreement and the indemnification provisions described in Paragraph 8(d) of this Agreement. Subject to the rights of the tenants, Buyer and its Representatives shall have the right to conduct one or more “walk throughs” of the Property. It is understood and agreed that Buyer shall be responsible to perform such inspections and other examinations of the Property as Buyer deems necessary or desirable (including, without limitation, any tests, studies, investigations, inspections and other examinations of physical and environmental conditions of the Property); provided, however, that as a condition precedent to exercising such rights, Buyer shall deliver to Seller a Certificate of Insurance evidencing commercial general liability coverage of not less than $1,000,000 combined limits, worker's compensation insurance at statutory limits, and employer's liability coverage of not less than $1,000,000. Buyer's commercial liability insurance shall name Seller as an additional insured with respect to the Property, including, without limitation, in connection with Buyer's access to the Property and its tests, studies, investigations, inspections and other examinations of physical and environmental conditions of the Property. All tests, studies, investigations, inspections and other examinations by Buyer of the Property shall be conducted in a non-invasive manner. Buyer shall restore the Property to its original condition promptly after completing each such test, study, investigation, inspection and other examination. Buyer's foregoing agreement shall survive any termination of this Agreement and shall survive Closing and the delivery of the Special Warranty Deed at Closing.

(d)    Buyer's Termination Right; Indemnity. Buyer may terminate this Agreement by delivering written notice thereof to Seller and Escrow Agent on or before the Contingency Expiration Date, in which event the provisions of Paragraph 9(c) of this Agreement shall govern. If Buyer shall fail to provide Seller and Escrow Agent with written notice of termination on or before the Contingency Expiration Date, then Buyer shall be deemed to have affirmatively and expressly approved and accepted the Property Files, the Property and all conditions, elements and matters pertinent thereto including, without limitation, soil conditions, zoning, drainage, flood control, water, sewage, electricity, gas and other utility connections, economic feasibility, construction suitability, submittals, the parcel map (and any conditions thereto), any survey or any other matter which was or could have been inspected or examined by Buyer, and Buyer and Seller shall proceed to Closing, subject to the provisions set forth herein. On or before the Contingency Expiration Date, the parties may agree on other Service Contracts to be terminated by Seller on or before Closing. Seller shall terminate only those Service Contracts which the parties agree in writing shall be terminated and Buyer shall assume, from and after the Closing Date, the obligations arising or accruing under all of the other Service Contracts. In the event of termination of this Agreement and within a reasonable period of time after Seller requests such information, Buyer shall deliver to Seller copies of all third-party reports, plans, studies, applications or any other matters obtained by or prepared for Buyer in connection with Buyer's review of the Property and which relate to the physical condition of the Property, including, without limitation, any engineering and environmental reports completed and/or obtained by Buyer in connection with Buyer's review of the Property. IN ALL EVENTS, BUYER SHALL INDEMNIFY, DEFEND, EXONERATE, HOLD HARMLESS AND SAVE SELLER AND ITS REPRESENTATIVES FREE FROM AND AGAINST: (i) ANY AND ALL LOSSES, COSTS,

DAMAGES, EXPENSES, LIENS, LIABILITIES, AND CLAIMS IN ANY WAY ARISING OUT OF, OCCASIONED BY OR IN CONNECTION WITH THE ACCESS, INSPECTIONS AND OTHER EXAMINATIONS CONDUCTED BY BUYER OR ITS REPRESENTATIVES ON, TO OR WITH RESPECT TO THE PROPERTY (“ACCESS”), WHETHER SUCH ACCESS OCCURRED BEFORE OR AFTER THE DATE OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS BY A THIRD PARTY ARISING FROM ANY ACT OR FAILURE TO ACT AUTHORIZED BY BUYER OR ITS REPRESENTATIVES, BUT EXCLUDING ANY PREEXISTING CONDITIONS (EXCEPT TO THE EXTENT EXACERBATED BY THE ACTIVITIES OF BUYER AND/OR ITS REPRESENTATIVES) AND EXCLUDING ANY LOSSES ARISING OUT OF THE DISCOVERY OR DISCLOSURE OF THE PROPERTY'S CONDITION; (ii) ANY DAMAGE OR INJURY TO PERSON OR PROPERTY CAUSED BY BUYER AND/OR ITS REPRESENTATIVES; AND (iii) ALL COSTS AND EXPENSES, INCLUDING ATTORNEY'S FEES, INCURRED BY SELLER AS A RESULT OF THE FOREGOING. WITHOUT LIMITING THE FOREGOING, BUYER SHALL, AND SHALL CAUSE ITS REPRESENTATIVES TO, KEEP THE PROPERTY FREE AND CLEAR OF ANY MECHANICS' LIENS OR MATERIALMEN'S LIENS BEING CLAIMED BY, THROUGH OR UNDER BUYER AND/OR ITS REPRESENTATIVES AND RELATED TO ANY SUCH ACCESS PRIOR TO THE CLOSING DATE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, BUYER'S OBLIGATIONS UNDER THIS PARAGRAPH 8(d) SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND SHALL SURVIVE CLOSING AND THE DELIVERY OF THE SPECIAL WARRANTY DEED AT CLOSING.

9.    Conditions to the Closing.

(a)    Conditions Precedent to Buyer's Obligations. The Closing and Buyer's obligation to consummate the transactions contemplated by this Agreement and the exhibits attached hereto are subject to the satisfaction of the following conditions (which can be waived by Buyer):

(i)    Seller's delivery of the items described in Paragraph 10(a) of this Agreement, not later than the Closing Date (unless otherwise provided).

(ii)    Title Company's issuance or irrevocable commitment to issue on or before the Closing Date, a standard form Owner's Policy of Title Insurance (the “Title Policy”, as further defined in Paragraph 8(a) of this Agreement), in the amount of the Purchase Price, insuring Buyer as the fee simple owner of the Real Property to be conveyed hereunder, subject to the Permitted Exceptions.

(iii)    Seller's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the Closing, and Seller shall have otherwise performed in all material respects its obligations under this Agreement which are required to be performed by Seller prior to the Closing Date.

(iv)    Buyer shall have obtained the Required Consents at least three (3) days prior to Closing; provided, however, that nothing herein shall relieve Buyer from its obligations with respect to the Required Consents under this Agreement, including without limitation, under Paragraph 23(h) of this Agreement.

(b)    Conditions Precedent to Seller's Obligations. The Closing and Seller's obligation to consummate the transactions contemplated by this Agreement and the exhibits attached hereto are subject to the satisfaction of the following conditions (which can be waived by Seller, with Limited Partner Consent):

(i)    Buyer's delivery to Escrow Agent on or before the Closing Date, for disbursement as provided herein, of the Purchase Price (with credit for the Deposit), plus Buyer's share of costs (as set forth in Paragraph 12 of this Agreement), plus or minus prorations (as set forth in Paragraph 13 of this Agreement) and the other sums, documents and materials described in Paragraph 10(b) of this Agreement.

(ii)    Buyer's representations and warranties contained in this Agreement shall be true and correct in all material respects as of the Closing, and Buyer shall have otherwise performed in all material respects its obligations under this Agreement which are required to be performed by it prior to the Closing Date.

(iii)    Buyer shall have provided Seller with a copy of each Required Consent at least three (3) days prior to Closing.

(iv)    The Housing Authority shall have provided any required consents or approvals of the transaction contemplated by this Agreement.

(v)    Seller's mortgage lender shall have provided any required consents or approvals of the transaction contemplated by this Agreement. If the Close of Escrow does not occur due to the failure of the condition set forth in this Paragraph 9(b)(v), then Buyer shall receive a refund of the Deposit and the other provisions of Paragraph 9(c) of this Agreement shall govern.

(c)    Failure of Conditions to Closing. If any of the conditions set forth in Paragraphs 9(a) or 9(b) of this Agreement are not timely satisfied or waived, or if this Agreement is otherwise terminated in accordance with the terms of this Agreement with reference to the provisions of this Paragraph 9(c), then:

(i)    This Agreement and the rights and obligations of Buyer and Seller hereunder shall terminate, and this Agreement shall be of no further force or effect, except for those matters which, by the express terms of this Agreement, survive the termination of this Agreement; and

(ii)    All documents deposited by Buyer shall be promptly returned by or through Escrow Agent to Buyer, and all documents deposited by Seller shall be promptly returned by or through Escrow Agent to Seller; and

(iii)    Except in the event that either Buyer or Seller is in default under this Agreement (in which case the provisions of Paragraph 20 of this Agreement shall apply) or in the event that Seller has an outstanding claim for indemnification under the terms of this Agreement (in which case Escrow Agent shall hold the Deposit and disburse the same as mutually agreed by Buyer and Seller, with Limited Partner Consent), all funds held by Escrow Agent for the benefit of Buyer (including, without limitation, the Deposit) shall be promptly delivered by Escrow Agent to Buyer, and all funds held by Escrow Agent for the benefit of Seller shall be promptly delivered by Escrow Agent to Seller, less, in each case, the amount of any fees and expenses required to be paid by such party under Paragraph 9(d) of this Agreement.

(d)    Fees and Expenses. If this Agreement terminates because of the non-satisfaction of any condition to Closing, the fees and expenses of the Escrow Agent and/or the Title Company shall be borne one-half (1/2) by Seller and one-half (1/2) by Buyer (except in the event that either Buyer or Seller are in default under this Agreement, in which case the defaulting party shall pay the entire amount of such fees and expenses).

10.    Deliveries to Escrow Agent.

(a)    Seller's Deliveries. Seller hereby covenants and agrees to deliver or cause to be delivered to Escrow Agent, in the number of original counterparts requested by Escrow Agent, on or before the Closing Date the following instruments and documents, the delivery of each of which shall be a condition to Closing:

(i)    Special Warranty Deed. The Special Warranty Deed, duly executed and acknowledged by Seller.

(ii)    Non-Foreign Certificate. A Non-Foreign Certificate, duly executed by Seller (or, where appropriate, Seller's parent entity) in the form of Exhibit “C” attached hereto.

(iii)    Lease Assignment. The Lease Assignment, duly executed by Seller.

(iv)    General Assignment. The General Assignment, duly executed by Seller.

(v)    Proof of Authority. Such proof of Seller's authority and authorization to enter into this Agreement and the documents to be executed and delivered in connection herewith, and the transactions contemplated hereby and thereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company.

(vi)    Seller's Settlement Statement. A statement setting forth the Purchase Price and all prorations, adjustments, debits and credits pursuant to the terms of this Agreement, duly executed by Seller.

(vii)    Rent Roll. An updated rent roll dated within ten (10) business days prior to the Closing.

(viii)    Other Documents. Any and all documents reasonably required of Seller by the Housing Authority in connection with the Required Consents, duly executed by Seller; provided, however, that Seller shall not be obligated to incur any cost, expense or liability in connection therewith.

(b)    Buyer's Deliveries. Buyer hereby covenants and agrees to deliver or cause to be delivered to Escrow Agent, in the number of original counterparts requested by Escrow Agent, on or before the Closing Date the following instruments, documents and funds, the delivery of each of which shall be condition to Closing:

(i)    Purchase Price. The entire Purchase Price in accordance with the provisions of Paragraph 4 of this Agreement.

(ii)    Costs; Prorations; Cash Balance. Buyer's share of costs and expenses as adjusted by the net adjustments, credits, prorations and other amounts due hereunder.

(iii)    Lease Assignment. The Lease Assignment duly executed by Buyer.

(iv)    General Assignment. The General Assignment duly executed by Buyer.

(v)    Tenant Notice Letter. A sample Tenant Notice Letter duly executed by Buyer or Buyer's management company, which can be delivered to Tenants by either Seller or Buyer.

(vi)    Section 42 Memorandum. The Section 42 Memorandum, duly executed and acknowledged by Buyer.

(vii)    Guaranty. The Guaranty duly executed by each Guarantor.

(viii)    Housing Authority Documents. Any and all documents required of Buyer by the Housing Authority, duly executed by Buyer.

(ix)    Proof of Authority. Such proof of Buyer's and each Guarantor's authority and authorization to enter into this Agreement and the documents to be executed and delivered in connection herewith, and the transactions contemplated hereby and thereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer and each Guarantor to act for and bind such entity as may be reasonably required by Title Company.

(x)    Buyer's Settlement Statement. A statement setting forth the Purchase Price and all prorations, adjustments, debits and credits pursuant to the terms of this Agreement, duly executed by Buyer.

(c)    Other Required Documents. In addition, Buyer and Seller agree to execute such other instruments and documents as may be reasonably required in order to consummate the transactions contemplated in this Agreement and the exhibits attached hereto; provided, however, that such other instruments and documents are consistent with the terms hereof and thereof and are customarily executed and/or delivered in similar transactions. The obligations set forth in this Paragraph 10(c) of this Agreement shall survive Closing and the delivery of the Special Warranty Deed at Closing.

11.    Title Insurance. At the Closing, the Escrow Agent shall direct the Title Company to issue the Title Policy to Buyer in the amount of the Purchase Price, as described in Paragraph 9(a)(ii) of this Agreement. In the event that Buyer desires to obtain (with respect to the Real Property and the Improvements to be conveyed hereunder) an extended coverage owner's policy of title insurance (“Extended Coverage Title Policy”) and/or any endorsements (“Endorsements”) to the Title Policy for the Real Property to be conveyed hereunder, Buyer shall notify Escrow Agent and Seller within five (5) business days after the Opening of Escrow. Buyer shall be responsible for the payment of the difference between (a) the cost of an Extended Coverage Title Policy, including any and all Endorsements and (b) the cost of a standard form Owner's Policy of Title Insurance (“Additional Title Policy Charge”). Buyer shall timely satisfy all additional requirements of the Title Company to the issuance of the Extended Coverage Title Policy and any Endorsements. If the Title Company requires a new Survey as a condition to the issuance of an Extended Coverage Title Policy, Buyer shall timely make the necessary arrangements to engage a surveyor, specify requirements, approve and pay the cost of, and otherwise cause a Survey to be timely obtained at Buyer's expense. Any such Survey shall be in a form acceptable to remove the survey exception(s) from the Title Policy as required by the Title Company and shall otherwise be in the following form: (i) the Survey shall be made in accordance with the “2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys” as jointly established and adopted by American Land Title Association and National Society of Professional Surveyors; (ii) the Survey shall be certified by the surveyor to Seller, Buyer, Buyer's lender, if any, and the Title Company. If Buyer obtains a Survey, it shall deliver a copy of the Survey to Seller and Title Company. Buyer's ability to obtain the Extended Coverage Title Policy and/or any Endorsements shall not be a condition to the Closing.

12.    Costs.

(a)    Seller shall pay: (i) the cost of a standard form owner's Title Policy (without Endorsements); (ii) one-half (1/2) of all escrow fees and costs; (iii) any document recording charges to record the Special Warranty Deed; and (iv) Seller's share of prorations (as set forth in Paragraph 13 of this Agreement).

(b)    Buyer shall pay: (i) the cost of any Additional Title Policy Charge; (ii) all sales, excise, transfer or similar taxes; (iii) any other document recording charges (i.e. Buyer's financing documents, the Section 42 Memorandum, etc.); (iv) one-half (1/2) of all escrow fees and costs; (v) Buyer's share of prorations (as set forth in Paragraph 13 of this Agreement); and (vi) all fees and expenses associated with all consents or other approvals by the Housing Authority of the transactions contemplated by this Agreement and the exhibits attached hereto. In addition, Buyer shall pay one hundred percent (100%) of all costs of Buyer's due diligence, including, without limitation, all fees due its consultants, advisors and attorneys and all costs and expenses of any Survey or Phase I or other physical or environmental studies or examinations which Buyer desires to obtain, and all lenders' fees related to any financing to be obtained by Buyer.

(c)    Except as otherwise expressly provided for herein, Buyer and Seller shall each pay their own respective legal and professional fees and fees of other consultants respectively incurred by each of Buyer and Seller.

(d)    All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the County.

(e)    The terms set forth in this Paragraph 12 shall survive Closing and the delivery of the Special Warranty Deed at Closing.

13.    Prorations.

(a)    General. Non-Delinquent Rents, revenues, receivables and other income, if any, from the Property, and real estate and personal property taxes and the operating expenses described below affecting the Property shall be prorated as of 11:59 P.M. on the day preceding the Closing. For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, for the entire day upon which the Closing occurs. Seller shall be entitled to all third party reimbursements and payments (including, without limitation, all Section 8 and similar payments) which relate to the period prior to the Closing. Buyer shall be entitled to all third party reimbursements and payments (including, without limitation, all Section 8 and similar payments) which relate to periods on or after the Closing. Buyer shall use commercially reasonable efforts to collect Non-Delinquent Rents after the Closing in accordance with its current business practices. If Buyer has not collected Non-Delinquent Rents with respect to one or more Tenants after using commercially reasonable efforts attempting to do so for at least sixty (60) days after the Closing, then Seller shall, within ten (10) business days after Buyer represents and evidences the same to Seller in writing, refund to Buyer the prorated amount of such Non-Delinquent Rents received by Seller from Buyer on the Closing relating to such Tenants. Any leasing commissions with respect to Tenants of the Property as of the Closing shall be the sole responsibility of Seller.

(b)    Taxes and Assessments. All non-delinquent real estate and personal property taxes and assessments on the Property shall be prorated based on the tax bill for the fiscal year in which the Closing occurs. If the tax bill for the current fiscal year is not available, then the proration shall be based on the prior fiscal year's assessment; and the parties shall reprorate such real estate and personal property taxes and assessments upon the issuance of the final tax bill. If after the Closing, any supplemental real estate and personal property taxes and assessments are assessed against the Property by reason of any event occurring prior to the Closing, or if there is any refund or other reduction in the taxes or assessed value of the Property for any period prior to Closing, then Buyer and Seller shall re-prorate the real estate and personal property taxes and assessments following the Closing. Any delinquent real estate and personal property taxes and assessments on the Property shall be paid at the Closing from funds accruing to Seller.

(c)    Delinquent and Past Due Rents. From and after the Closing, Buyer shall use its commercially reasonable efforts, in accordance with its current business practices (but shall not have an obligation to commence legal action), to collect any rents or other charges under the leases which are delinquent (i.e. more than thirty (30) days past due) as of the Closing. The amounts collected after the Closing from a Tenant shall be applied first to any Non-Delinquent Rents and other charges due as of the Closing, second to any rents and other charges then due for any period from and after the Closing, and third to any Past Due Rents (as defined in this Paragraph 13(c)) as of the Closing in reverse chronological order of the date such amounts became due. As an incentive to Buyer to attempt to collect delinquent rents due to Seller, Seller agrees that Buyer may retain twenty-five percent (25%) of the Past Due Rents which are collected by Buyer after the Closing. For purposes of this Paragraph 13(c), “Past Due Rents” are defined as those rents or other charges which are, upon the Closing, more than sixty (60) days past due. Past Due Rents do not include any Section 8 or similar payments, whether delinquent or not. All Section 8 and similar payments shall be prorated in accordance with Paragraph 13(a) of this Agreement.

(d)    Operating Expenses. All utility service charges for electricity, heat and air conditioning service, other utilities, taxes (other than real estate and personal property taxes) such as rental taxes, other expenses incurred in operating the Property that Seller customarily pays, and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on an accrual basis as of the Closing Date. Seller shall pay all such expenses that accrue prior to the Closing and Buyer shall pay all such expenses accruing on the Closing and thereafter. To the extent possible, Seller and Buyer shall obtain billings and meter readings as of the Closing to aid in such prorations.

(e)    Service Contracts. Charges and prepayments under the Service Contracts shall be prorated on the basis of the periods to which such Service Contracts relate.

(f)    Tenant Deposits and Prepaid Rents. Upon Closing, Seller shall retain any and all bank accounts, certificates of deposit, or any other cash or Cash Equivalent representing Tenant Deposits and prepaid rents and Buyer shall be credited and Seller shall be debited with an amount equal to the amount of the Tenant Deposits and prepaid rents. Upon the Closing, Buyer shall assume all of Seller's obligations with respect to the Tenant Deposits and prepaid rents.

(g)    Funds. Buyer shall either (i) cause any person or entity that is holding Funds to return such Funds to Seller; (ii) pay Seller an amount equal to the amount of the Funds held by such person or entity, in which case Buyer shall retain such Funds; or (iii) replace the Funds held by such person or entity, in which case such Funds shall be returned to Seller.

(h)    Rent Ready. Not more than forty-eight (48) hours prior to Closing, a representative of Buyer and Seller shall conduct an onsite walk-through of the then unoccupied rental units on the Property to determine whether any of such unoccupied rental units are in “rent ready” condition. With respect to any rental unit which is vacated on or before five (5) days prior to the Closing, Seller shall, at Seller's option, either (i) make such unoccupied rental unit into a “rent ready” condition, or (ii) provide Buyer with a credit against the Purchase Price due at Closing, which credit shall be equal to the amount, if any, reasonably required to put said unoccupied rental units in “rent-ready” condition, provided, however, that such credit shall not exceed Five Hundred Dollars ($500.00) per unoccupied rental unit. With respect to any rental unit which is vacated later than five (5) days prior to the Closing, Seller shall have no responsibility or liability to put such unoccupied rental unit into a “rent ready” condition, and Seller shall not have to compensate Buyer if such unit is not “rent ready” as of Closing. “Rent ready” condition shall mean Seller's current practice of placing units in “rent ready” condition.

(i)    Method of Proration. All prorations shall be made in accordance with customary practice in the County, except as expressly provided herein. Such prorations, if and to the extent known and agreed upon as of the Closing, shall be paid by Buyer to Seller (if the prorations result in a net credit to Seller) or by Seller to Buyer (if the prorations result in a net credit to Buyer) by increasing or reducing the cash to be paid by Buyer at the Closing. Any such prorations not determined or not agreed upon as of the Closing shall be paid by Buyer to Seller, or by Seller to Buyer, as the case may be, in cash, as soon as practicable following the Closing, but in no event shall Buyer or Seller have any liability for any claim under this Paragraph 13 made more than twelve (12) months after the Closing. The terms set forth in this Paragraph 13 shall survive Closing and the delivery of the Special Warranty Deed at Closing.

14.    Disbursements and Other Actions by Escrow Agent. On the Closing Date, Escrow Agent shall promptly undertake all of the following in the manner indicated in this Paragraph 14:

(a)    Disbursements. Disburse all funds deposited with Escrow Agent by Buyer in payment of the Purchase Price (and in payment of any adjustments, credits and prorations to be charged to account of Buyer as set forth in Paragraph 13 of this Agreement) as follows:

(i)    Deduct all items chargeable to the account of Seller pursuant to Paragraph 12 of this Agreement.

(ii)    Deduct and disburse payment for obligations of Seller pursuant to Paragraph 8(a) of this Agreement.

(iii)    If, as the result of the adjustments, credits and prorations pursuant to Paragraph 13 of this Agreement, amounts are to be charged to account of Seller, deduct the total amount of such charges.

(iv)    Disburse the remaining balance of the Purchase Price (and any adjustments, credits and prorations) to or at the direction of SHF in immediately available funds.

(b)    Recording. Direct the Title Company to record the Special Warranty Deed, the Section 42 Memorandum and any other documents required by the Title Company or which the parties hereto may mutually direct to be recorded in the official records of the County and obtain conformed copies thereof for distribution to Buyer and Seller.

(c)    Title Policy. Direct the Title Company to issue the Title Policy to Buyer.

(d)    Delivery of Documents to Buyer. Deliver to Buyer any documents (or copies thereof) deposited with the Escrow Agent by Seller pursuant hereto.

(e)    Delivery of Documents to Seller. Deliver to Seller any documents (or copies thereof) deposited with the Escrow Agent by Buyer pursuant hereto.

15.    Seller's Representations and Warranties. Seller hereby warrants and represents to Buyer as of the date of this Agreement and as of the Closing Date as follows:

(a)    Seller is a limited partnership duly organized and validly existing under the laws of the State of Missouri.

(b)    Seller has all requisite corporate, company or partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The person signing this Agreement on behalf of Seller has the authority to do so.

(c)    Upon execution by all parties thereto, this Agreement and all other agreements, instruments and documents required to be executed or delivered by Seller pursuant hereto have been or (if and when executed) will be duly executed and delivered by Seller, and are or will be the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, subject only to the effect of bankruptcy, insolvency or similar laws. Other than any approval of Seller's existing mortgage lender, the Required Consents and such consents as shall have been obtained prior to Closing, to Seller's actual knowledge, there are no other approvals, authorizations, consents or other actions by or filings which are required to be obtained or completed by Seller in connection with the execution and delivery of this Agreement or any of the exhibits attached hereto at Closing, or the sale of the Property or the consummation of the transactions contemplated hereunder or thereunder.

(d)    The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a material breach of any of the material terms or provisions of, or constitute a material default under, any material agreement or material document to which Seller is a party or by which it is bound.

(e)    Seller is not a “foreign corporation”, “foreign partnership” or “foreign estate” as those terms are defined in the Code.

(f)    Seller is not a Prohibited Person.

(g)    To Seller's actual knowledge, as of the date set forth thereon, (i) the rent roll attached hereto as Exhibit “H” (“Rent Roll”) lists all existing Tenant Leases related to the Property, and (ii) the information set forth on the Rent Roll with respect to rent, deposits, delinquencies and credits is true and correct, except for such inaccuracies which are not material when taken in the aggregate. To Seller's actual knowledge, as of the date set forth thereon, (A) the rent roll to be delivered to Buyer in connection with the Closing will list all then-existing Tenant Leases related to the Property and (B) the information set forth on such rent roll with respect to rent, deposits, delinquencies and credits will be true and correct, except for such inaccuracies which are not material when taken in the aggregate.

(h)    To Seller's actual knowledge, it has received no written notices during the three (3) years prior to the date of this Agreement from any federal, state or local governmental authority of any zoning, safety, building, fire, environmental or health code violations with respect to the Property which have not been heretofore corrected. To Seller's actual knowledge, all permits, licenses and occupancy certificates necessary for the operation and occupancy of the Property have been obtained. To Seller's actual knowledge, Seller is in compliance, in all material respects, with all material state and municipal laws, ordinances and regulations regarding tenant security deposits and the payment of interest thereon. To Seller's actual knowledge, there are not presently any special assessment actions pending or overtly threatened against the Property. To Seller's actual knowledge, (i) it has received no written notices from any governmental authority regarding any claims relating to the presence or use of any Hazardous Materials at the Property in violation of any applicable law and (ii) except for Hazardous Materials used in the normal operation of the Property (such as cleaning materials, toner, etc.), it has not released any Hazardous Materials on or about the Property in violation of any applicable law.

(i)    There is no litigation or proceeding (including, but not limited to, condemnation or eminent domain proceedings, arbitration proceedings or foreclosure proceedings) pending or, to Seller's actual knowledge, overtly threatened, against the Property except as disclosed to Buyer. Seller has not commenced bankruptcy or insolvency proceedings and, to Seller's actual knowledge, there are no overtly threatened bankruptcy or insolvency proceedings against Seller or any of its general partners.

(j)    As used in this Agreement, (i) the phrase “to Seller's actual knowledge” or words of similar import means the actual knowledge, without independent inquiry or duty of investigation, of Clifton R. Cohn (notwithstanding anything to the contrary set forth in this Agreement, the foregoing individual shall not have any personal liability with respect to any matters set forth in this Agreement or any of Seller's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete) but shall not include the knowledge, actual or implied, of any direct or indirect partner, principal, affiliate, independent contractor, consultant, property manager, asset manager or agent of Seller, or any employee of any thereof (i.e. Buyer acknowledges and agrees that the knowledge of any of the foregoing parties, including, without limitation, the property manager, shall not be imputed to Seller); and (ii) the phrase “Seller Qualification Matter” means any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect. If, prior to the Closing, to Seller's actual knowledge, there exists a Seller Qualification Matter, then Seller shall promptly give written notice thereof to Buyer. If, prior to the Closing, Buyer has actual knowledge of or is notified in writing of a Seller Qualification Matter by Seller or otherwise, then (x) Seller's representations and warranties shall be automatically amended and limited to account for such Seller Qualification Matter, and (y) Buyer shall have, as Buyer's sole and exclusive remedy therefore (unless such matter is cured, in which case Buyer shall have no remedy therefore), the right to terminate this Agreement prior to Closing by providing written notice thereof to Seller no later than three (3) business days after Buyer has actual knowledge of or is notified in writing of such Seller Qualification Matter (in which case the Deposit shall be returned to Buyer and the other provisions of Paragraph 9(c) of this Agreement shall govern). Notwithstanding anything herein to the contrary, if Buyer does not timely terminate this Agreement per the terms of this Paragraph 15(j), then (A) Seller's representations and warranties shall be automatically amended and limited to account for such Seller Qualification Matter, (B) Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Seller Qualification Matter and (C) the parties shall proceed to the Closing.

(k)    Seller shall indemnify and hold Buyer harmless from and against any and all claims, demands, liabilities, liens, costs, expenses, penalties, damages and losses suffered by Buyer as a result of any breach of warranty or representation made by Seller in this Paragraph 15 (except as provided in Paragraph 15(j) of this Agreement); provided, however, that the representations, warranties and indemnities set forth in this Paragraph 15 shall survive Closing and the delivery of the Special Warranty Deed at Closing for a period of six (6) months after the Closing and in no event shall Seller have any liability under this Paragraph 15 for any claim made after such period.

16.    Buyer's Representations and Warranties. Buyer hereby warrants and represents to Seller as of the date of this Agreement and as of the Closing Date as follows:

(a)    Purchaser is a corporation duly organized and validly existing under the laws of the State of California. As of the Closing Date, Buyer will be qualified to transact business in the State.

(b)    Buyer has all requisite corporate, company or partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The person signing this Agreement on behalf of Buyer has the authority to do so.

(c)    Upon execution by all parties thereto, this Agreement and all other agreements, instruments and documents required to be executed or delivered by Buyer pursuant hereto have been or (if and when executed) will be duly executed and delivered by Buyer, and are or will be the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, subject only to the effect of bankruptcy, insolvency or similar laws. Other than the Required Consents and such consents as shall have been obtained prior to Closing, to Buyer's actual knowledge, there are no other approvals, authorizations, consents or other actions by or filings which are required to be obtained or completed by Buyer in connection with the execution and delivery of this Agreement or any of the exhibits attached hereto at Closing, or the sale of the Property or the consummation of the transactions contemplated hereunder or thereunder.

(d)    The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a material breach of any of the material terms or provisions of, or constitute a material default under, any material agreement or material document to which Buyer is a party or by which it is bound.

(e)    Buyer is not a Prohibited Person.

(f)    The name of the Guarantors are the correct legal names of the Guarantors. The financial information delivered by Buyer, any Guarantor (or any affiliate of Buyer or any Guarantor) or any of their attorneys, accountants, or officers to Seller regarding Buyer and/or such Guarantor is not misleading and is true and correct in all material respects. No Guarantor is a Prohibited Person. Each Guarantor owns a beneficial interest in Buyer and/or shall otherwise substantially benefit, directly or indirectly, from Buyer's completion of the transactions contemplated by the Agreement. Each Guarantor has received fair value and adequate consideration in exchange for its execution of the Guaranty and the performance of its obligations thereunder.

(g)    To Buyer's actual knowledge, there are no actions, suits or proceedings pending or overtly threatened against Buyer which would prevent Buyer from acquiring the Property in accordance with the terms of this Agreement.

(h)    Buyer shall indemnify and hold Seller harmless from and against any and all claims, demands, liabilities, liens, costs, expenses, penalties, damages and losses suffered by Seller as a result of any breach of warranty or representation made by Buyer in this Paragraph 16; provided, however, that the representations, warranties and indemnities set forth in this Paragraph 16 shall survive Closing and the delivery of the Special Warranty Deed at Closing for a period of six (6) months after the Closing and in no event shall Buyer have any liability under this Paragraph 16 for any claim made after such period.

17.    AS-IS, WHERE IS, AND WITH ALL FAULTS CONDITION.

(a)    Buyer does hereby acknowledge, represent, warrant and agree, to and with Seller, that (i) Buyer is purchasing the Property in an “AS IS, WHERE IS, AND WITH ALL FAULTS” condition with respect to any facts, circumstances, conditions and defects of all kinds; (ii) Seller has no obligation to repair or correct any such facts, circumstances, conditions or defects or compensate Buyer for same; (iii) Buyer is and will be relying strictly and solely upon the advice and counsel of its own agents and officers and such physical inspections, examinations and tests of the Property as Buyer deems necessary or appropriate under the circumstances, and Buyer is and will be fully satisfied that the Purchase Price is fair and adequate consideration for the Property; (iv) Buyer has had and will have, pursuant to this Agreement, an adequate opportunity to make such legal, factual and other inquiries and investigations as Buyer deems necessary, desirable or appropriate with respect to the Property; (v) except as otherwise expressly provided in this Agreement, Seller is not making and has not made any warranty or representation with respect to the Property as an inducement to Buyer to enter into this Agreement and thereafter to purchase the Property, or for any other purpose; and (vi) by reason of all of the foregoing, from and after the Closing, Buyer shall assume the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the physical and other conditions of the Property and/or the operation of the Property, regardless of whether the same is capable of being observed or ascertained.

(b)    EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 15 OF THIS AGREEMENT, SELLER HAS NOT, DOES NOT AND WILL NOT, WITH RESPECT TO THE PROPERTY, MAKE ANY REPRESENTATIONS, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION OR MERCHANTABILITY, OR WITH RESPECT TO THE VALUE, PROFITABILITY OR OPERATING POTENTIAL OF THE PROPERTY.

(c)    Except with respect to actions arising from a breach by Seller of its express representations and warranties contained in Paragraph 15 of this Agreement, notwithstanding any provision of this Agreement and the exhibits attached hereto to the contrary, Buyer hereby releases Seller from any liability, claims, damages, penalties, costs, fees, charges, losses, causes of action, demands, expenses of any kind or nature or any other claim it has or may have against Seller resulting from the presence, removal or other remediation of “Hazardous Materials” (as hereinafter defined) on or under the Real Property or which has migrated from adjacent lands to the Real Property or from the Real Property to adjacent lands.

(d)    The term “Hazardous Materials” shall mean asbestos, any petroleum fuel and any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state where the Property is located or the United States Government, including, but not limited to, any material or substance defined as a “hazardous waste,” “extremely hazardous waste,” “restricted hazardous waste,” “hazardous substance,” “hazardous material” or “toxic pollutant” under state law and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601, et seq.

(e)    BUYER AGREES THAT, PRIOR TO THE COMPLIANCE EXPIRATION DATE, IT WILL NOT FILE AND/OR PURSUE A CONDOMINIUM MAP, DECLARATION OF CONDOMINIUM OWNERSHIP OR OTHER DEVICE FOR THE PURPOSE OF CREATING FRACTIONALIZED OWNERSHIP WITH RESPECT TO THE PROPERTY. BUYER FURTHER AGREES THAT, IF AT ANY TIME AT OR AFTER CLOSING, A CONDOMINIUM MAP, DECLARATION OF CONDOMINIUM OWNERSHIP OR OTHER DEVICE FOR THE PURPOSE OF CREATING FRACTIONALIZED OWNERSHIP IS MADE EFFECTIVE WITH RESPECT TO THE PROPERTY (WHETHER BY BUYER OR A

SUCCESSOR OWNER), BUYER WILL INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER AND EACH OF ITS DIRECT AND INDIRECT PARTNERS AND PRINCIPALS AND THEIR RESPECTIVE AFFILIATES (INCLUDING ANY CONTRACTOR) FROM AND AGAINST ANY CLAIM MADE BY ANY OWNER OR OCCUPANT OF A RESIDENTIAL UNIT IN THE PROPERTY OR ANY OWNERS' ASSOCIATION OR SIMILAR ENTITY ACTING ON BEHALF OF UNIT OWNERS, AS WELL AS ALL RELATED LOSS, DAMAGE, LIABILITY, OBLIGATION, SUIT, CAUSE OF ACTION, JUDGMENT, SETTLEMENT, PENALTY, FINE OR COST OR EXPENSE (INCLUDING FEES AND DISBURSEMENTS OF ATTORNEYS AND OTHER PROFESSIONALS AND COURT COSTS). BUYER'S OBLIGATIONS UNDER THIS PARAGRAPH SHALL APPLY REGARDLESS OF THE BASIS OF A CLAIM, AND SHALL EXTEND TO, AMONG OTHERS, CLAIMS BASED ON NEGLIGENCE ON THE PART OF SELLER OR ITS AFFILIATES (INCLUDING CONTRACTOR) OR ANY WARRANTY, INCLUDING WARRANTIES OF HABITABILITY, MERCHANTABILITY, WORKMANLIKE CONSTRUCTION AND FITNESS FOR USE OR ACCEPTABILITY FOR THE INTENDED PURPOSE. NOTHING HEREIN SHALL PERMIT BUYER TO TAKE ANY ACTION WHICH CONFLICTS WITH PARAGRAPH 23 OF THIS AGREEMENT OR THE SECTION 42 MEMORANDUM.

(f)    The provisions of this Paragraph 17 shall survive any termination of this Agreement and shall survive Closing and the delivery of the Special Warranty Deed at Closing.

18.    Closing. The purchase and sale of the Property shall be consummated (the “Closing”) on or before the thirtieth (30th) day after the later of (x) the date Buyer and/or Seller obtains all Required Consents (each party shall promptly notify each other party to this Agreement and the Escrow Agent upon receipt of same) and (y) the Contingency Expiration Date, but in no event shall the Closing occur later than December 30, 2011 (the “Outside Closing Date”), time being of the essence. The Closing shall take place at the offices of the Escrow Agent, or via an escrow administered by the Escrow Agent pursuant to escrow instructions mutually agreed upon among the parties and consistent with the terms of this Agreement. Buyer is entitled to extend the Outside Closing Date for a period of up to thirty (30) days following the Outside Closing Date as originally set forth in the first sentence of this Paragraph 18; provided, however, that (A) Seller and Escrow Agent shall receive written notice (the “Extension Notice”) of Buyer's election to extend the Outside Closing Date on or before five (5) business days prior to the Outside Closing Date set forth in the first sentence of this Paragraph 18 and (B) concurrently with the Extension Notice, Buyer delivers to Escrow Agent cash or Cash Equivalent in the amount of Fifty Thousand Dollars ($50,000,000.00) (the “Extension Deposit”). The Extension Deposit shall be non-refundable, unless this Agreement is terminated in accordance with the provisions of Paragraphs 20(a) of this Agreement or if Buyer is expressly entitled to a refund of the Deposit pursuant to Paragraph 9(c) or any other provision of this Agreement. The Extension Deposit shall be credited toward the payment of the Purchase Price upon Closing. Seller shall be entitled to extend the Outside Closing Date for a period of up to thirty (30) days following the Outside Closing Date set forth in the first sentence of this Paragraph 18 (or following such later date as Buyer may have extended such date pursuant to a valid Extension Notice) by providing written notice thereof to Buyer and Escrow Agent on or before three (3) business days prior to such Outside Closing Date.

19.    Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered (including by means of professional messenger service) or sent by registered or certified mail, postage prepaid, return receipt requested, or by a nationally recognized overnight courier service that provides tracing and proof of receipt of items mailed or by facsimile transmission followed by delivery of a hard copy. Such notices or other communications shall be deemed received: (1) if personally delivered, when so personally delivered, (2) if sent by mail, two business days after deposited with the United States postal service, (3) if sent by overnight courier service, the business day after deposited with such service or (4) if sent by facsimile, when transmitted (with proof of transmission).

To Seller:                    Truman Farm Villas, L.P.
c/o The Yarco Companies
3770 Broadway
Kansas City, Missouri 64111
Attn:    Clifton R. Cohn
Fax:    (816) 6561-4240

With a copy to:                SunAmerica Affordable Housing Partners
1 SunAmerica Center, 36th Floor
Los Angeles, California 90067-6022
Attn:    Thomas Musante
Fax :    (310) 772-6794

And with a copy to:                Bouza, Klein & Kaminsky
950 S. Flower Street, Suite 100
Los Angeles, California 90015
Attn:    Joseph S. Klein, Esq.
Fax:    (213) 488-1316

To Buyer:                    Steadfast Asset Holdings, Inc.
18100 Von Karman, Suite 500
Irvine, California 92612
Attn: Ana Marie del Rio, Esq.
Fax No.: (949) 852-0143

With a copy to:                Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attn: Virginia Davis, Esq.
Fax: (202) 298-7570

To Escrow Agent:                Chicago Title Insurance Company
5400 LBJ Freeway, Suite 1450
Dallas, Texas 75240
Attn:    Nancy Shirar
Fax:    (972) 770-2361

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 19.

20.    Default. If either party defaults in its obligation to complete the transaction contained in this Agreement, the parties agree to the following remedies:

(a)    Breach by Seller. IN THE EVENT THE CLOSING AND THE CONSUMMATION OF THE TRANSACTIONS HEREIN CONTEMPLATED DO NOT OCCUR AS HEREIN PROVIDED BY REASON OF A BREACH OF ANY OF THE TERMS OF THIS AGREEMENT BY SELLER, WHICH BREACH IS NOT CURED WITHIN TEN (10) BUSINESS DAYS AFTER SELLER RECEIVES WRITTEN NOTICE THEREOF FROM BUYER, SUCH BREACH SHALL CONSTITUTE A DEFAULT UNDER THIS AGREEMENT AND BUYER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND BE RELEASED FROM ITS OBLIGATION TO PURCHASE THE PROPERTY FROM SELLER. IN THE EVENT OF TERMINATION OF THIS AGREEMENT UNDER THIS PARAGRAPH 20(a), BUYER SHALL, AS BUYER'S SOLE AND EXCLUSIVE REMEDY THEREFORE, BE ENTITLED TO A REFUND OF THE DEPOSIT AND TO RECOVER BUYER'S REASONABLE AND ACTUAL OUT-OF-POCKET COSTS (DOCUMENTED BY PAID INVOICES TO THIRD PARTIES) INCURRED WITH RESPECT TO THIS AGREEMENT, THE TRANSACTION DESCRIBED HEREIN AND THE DUE DILIGENCE PERFORMED IN CONNECTION HEREWITH, NOT TO EXCEED $150,000.00 IN THE AGGREGATE. EXCEPT AS SET FORTH IN THIS PARAGRAPH 20(a), BUYER SHALL HAVE NO RIGHT TO RECEIVE ANY EQUITABLE RELIEF. BUYER EXPRESSLY WAIVES ANY RIGHT UNDER THE LAW OF THE STATE OR AT COMMON LAW OR OTHERWISE TO RECORD A LIS PENDENS OR A NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ALL OR ANY PORTION OF THE PROPERTY IN CONNECTION WITH ANY ALLEGED DEFAULT BY SELLER HEREUNDER. NOTWITHSTANDING THE FOREGOING, IF SELLER SHALL BREACH THIS AGREEMENT SOLELY BY FAILING TO DELIVER THE SPECIAL WARRANTY DEED OR ANY OF THE OTHER DOCUMENTS SET FORTH IN PARAGRAPH 10(a) OF THIS AGREEMENT AND BUYER HAS TIMELY PERFORMED ALL OF ITS COVENANTS AND CONDITIONS UNDER THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, DEPOSITING THE PURCHASE PRICE into ESCROW) AND IS OTHERWISE PREPARED TO CLOSE THIS TRANSACTION, THEN, AND ONLY THEN, BUYER SHALL BE ENTITLED TO ELECT THE ALTERNATIVE REMEDY OF SPECIFIC PERFORMANCE. THE FOREGOING OPTIONS ARE MUTUALLY EXCLUSIVE AND ARE THE SOLE AND EXCLUSIVE RIGHTS AND REMEDIES AVAILABLE TO BUYER AT LAW OR IN EQUITY IN THE EVENT OF A SELLER BREACH OF OR DEFAULT UNDER THIS AGREEMENT PRIOR TO

THE CLOSING. NOTWITHSTANDING THE FOREGOING, BUYER SHALL BE CONCLUSIVELY AND IRREVOCABLY DEEMED TO WAIVED THE REMEDY OF SPECIFIC PERFORMANCE IF BUYER FAILS TO FILE SUIT FOR SPECIFIC PERFORMANCE AGAINST SELLER IN A COURT HAVING JURISDICTION IN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED ON OR BEFORE SIXTY (60) DAYS FOLLOWING THE OUTSIDE CLOSING DATE OR EARLIER DATE UPON WHICH THE CLOSING WAS TO HAVE OCCURRED.

(b)    Breach by Buyer. IN THE EVENT THE CLOSING AND THE CONSUMMATION OF THE TRANSACTIONS HEREIN CONTEMPLATED DO NOT OCCUR AS HEREIN PROVIDED BY REASON OF A BREACH OF ANY OF THE TERMS OF THIS AGREEMENT BY BUYER, WHICH BREACH IS NOT CURED WITHIN TEN (10) BUSINESS DAYS AFTER BUYER RECEIVES WRITTEN NOTICE THEREOF FROM SELLER OR SHF, SUCH BREACH SHALL CONSTITUTE A DEFAULT UNDER THIS AGREEMENT AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER AS A RESULT OF SUCH BREACH. THEREFORE BUYER AND SELLER DO HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT THAT BUYER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY IS AND SHALL BE, AS SELLER'S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), THE AMOUNT OF THE DEPOSIT. SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF OR DEFAULT UNDER THIS AGREEMENT BY BUYER, ALL OTHER CLAIMS TO DAMAGES OR OTHER REMEDIES BEING HEREIN EXPRESSLY WAIVED BY SELLER. BUYER HEREBY AUTHORIZES AND INSTRUCTS ESCROW AGENT TO DISBURSE THE DEPOSIT TO SELLER THIRTY (30) DAYS FOLLOWING NOTICE OF A BREACH AS SET FORTH IN THIS PARAGRAPH 20(b) UNLESS (i) SELLER (WITH LIMITED PARTNER CONSENT) AND BUYER OTHERWISE AGREE IN WRITING OR (ii) BUYER OBTAINS THE ORDER OF A COURT OF COMPETENT JURISDICTION PREVENTING ESCROW AGENT FROM MAKING SUCH DISBURSEMENT. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF THE LAW OF THE STATE, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO THE LAW OF THE STATE. UPON DEFAULT BY BUYER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EXCEPT FOR THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES FROM BUYER AND ESCROW AGENT AND EXCEPT FOR THOSE MATTERS WHICH, BY THE EXPRESS TERMS OF THIS AGREEMENT, SURVIVE THE TERMINATION OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SELLER'S RIGHT TO OBTAIN LIQUIDATED DAMAGES SHALL IN NO

EVENT LIMIT SELLER'S RIGHT TO ENFORCE AND COLLECT UPON ANY INDEMNIFICATION RIGHTS AFFORDED UNDER THIS AGREEMENT.

/s/ DD	/s/ CC
PURCHASER'S INITIALS	SELLER'S INITIALS

21.    Damage, Destruction or Condemnation. If prior to the Closing, there occurs any destruction of or damage or loss to the Property or any portion thereof from any cause whatsoever, including, but not limited to, any flood, accident or other casualty which, according to Seller's good faith estimate (the “Estimate”), would cost, with respect to the Property, more than the Threshold Amount to repair, or any condemnation proceedings are commenced or overtly threatened which would involve the taking of any portion of the Property valued at more than the Threshold Amount, then Buyer shall have the right, exercisable by delivering written notice to Seller and Escrow Agent within ten (10) days after Buyer's receipt of Seller's written Estimate of the amount of such cost or the scope of any taking, to either (a) terminate this Agreement, in which case the Deposit shall be returned to Buyer and the other provisions of Paragraph 9(c) of this Agreement shall govern, or (b) accept the Property in its then condition and proceed with the Closing, in which case Buyer shall receive a credit against the Purchase Price equal to the amount of the deductible under Seller's insurance policies (to the extent not satisfied by Seller prior to Closing), and Seller shall assign to Buyer its rights to any insurance proceeds or condemnation award received as a result of such event. Buyer's failure to deliver such notice within the time period specified shall be deemed to constitute Buyer's election to terminate this Agreement. In the event the Estimate of the cost of repair or the amount of the taking, with respect to the Property, is less than or equal to the Threshold Amount, then Buyer shall not have the option to terminate this Agreement, and the parties shall proceed to the Closing, in which case Buyer shall, (x) in the event of a casualty to the Property, receive a credit against the Purchase Price equal to the amount of the deductible under Seller's insurance policies (to the extent not satisfied by Seller prior to Closing) (or the Estimate amount if such casualty is not covered by Seller's insurance policy), and Seller shall assign to Buyer its rights to any insurance proceeds received as a result of such event and (y) in the event of a condemnation relating to the Property, Seller shall assign to Buyer its rights to any condemnation award received as a result of such event.

22.    Brokerage. Buyer and Seller warrant that they have had no dealings with any real estate brokers in connection with the transaction set forth herein other than Broker. Seller shall pay Broker a commission pursuant to a separate agreement. Seller shall not be responsible for any commissions, finder's fees or similar compensation to any other broker or similar person. Buyer shall have the right, but not the obligation, to utilize the services of a real estate broker other than Broker; provided, however, that Buyer shall be solely responsible for the payment of any and all commissions, finder's fees or similar compensation to such broker that Buyer might employ. Seller and Buyer each warrant to the other that, except for the Broker, neither has dealt with or engaged any other brokers, realtors, finders or agents in connection with the negotiation of this Agreement. Seller and Buyer shall defend, indemnify and hold each other harmless from any cost or liability for any compensation, commission or charges claimed by any other brokers, realtors, finders or agents claiming by, through or on behalf of the respective indemnitor. This covenant shall survive any termination of this Agreement and shall survive Closing and the delivery of the Special Warranty Deed at Closing.

23.    Tax Credits.

(a)    Tax Credits and Affordability Requirements. Seller acquired, developed, owned and operated the Property as a project intended to generate tax credits (“Tax Credits”), including, without limitation, low-income housing tax credits under Section 42 of the Code and the Treasury Regulations promulgated thereunder (collectively, “Section 42”). The Property is subject to regulatory and other agreements recorded against the Real Property and relating to income, rent or other affordable housing restrictions (collectively referred to as the “Regulatory Agreements”). In order to maintain and preserve the Tax Credits, the Property must be operated in compliance with the Regulatory Agreements and all applicable rules, procedures, regulations, guidelines and other requirements under Section 42 and all other applicable federal, state or local affordable housing laws, regulations and other requirements relating to the Property (collectively, the “Tax Credit Laws”). Buyer acknowledges that the failure to operate the Property in compliance with the Regulatory Agreements and Tax Credit Laws may cause the recapture (and/or related liability) of all or a portion of such Tax Credits and/or result in other significant damages and economic loss related to the Tax Credits.

(b)    Covenants. Buyer hereby covenants to Seller that, from and after Closing:

(i)    Buyer, at its sole cost and expense and for the duration of all applicable time periods, shall (x) assume, undertake and cause to be performed all of the obligations under the Regulatory Agreements and the Tax Credit Laws applicable to the Property, including, without limitation, all ownership and operating restrictions and all tenant qualification and rent restrictions applicable to the Property, and (y) make timely, accurate and complete submissions of all reports to governmental agencies and any other reports reasonably required to be delivered with respect to the Property pursuant to the Tax Credit Laws, the Regulatory Agreements and any other documents or regulations related to the Tax Credits (including, without limitation, any applicable Housing Authority monitoring requirements); and

(ii)    For all periods through the Compliance Expiration Date, Buyer shall prepare and deliver to Seller the following documentation (Buyer acknowledges and agrees that Buyer is required to make all appropriate filings for periods ending on or before the Compliance Expiration Date, even though such filings may be due after the Compliance Expiration Date):

(A)    Within ten (10) days after the occurrence of any event that a management agent or owner experienced in the Section 42 tax credit program would reasonably expect may result in the recapture of any Tax Credits with respect to the Property or the violation of any Regulatory Agreement, a report regarding such event, any documentation relating thereto, and the expected resolution of such event, including, without limitation:

(1)    Upon the occurrence of any natural disaster and/or widespread property damage having an adverse impact on the physical condition of the Property, a report of the extent of the damage to the Property, any expected delay in construction or rehabilitation, and the effect such damage might have on the operations or leasing activity of the Property;

(2)    Upon learning of any violation of any health, safety, building code, or other statute or regulation which could reasonably be expected to affect the availability of any unit included in the Property for rental, a detailed statement describing such matters along with any written notices thereof received by Buyer from any federal, state, or local government entity; and

(3)    A notice of any default by Buyer with respect to any loan secured by the Property and/or any interest therein.

(B)    Within five (5) business days after receipt by Buyer:

(1)    Copies of all notices of noncompliance or Internal Revenue Service (“IRS”) Form 8823 issued by the Housing Authority or notice of any IRS proceeding involving Buyer and/or the Property; and

(2)    Copies of all reports, legal proceedings or notices of alleged violations, and notices of all actions taken, or proposed to be taken affecting Buyer or the Property by any governmental or quasi-governmental agency or other person or entity that, individually or collectively, would or, with notice or passage of time or both, may result in the recapture of any Tax Credits or the violation of any Regulatory Agreement.

(C)    Within thirty (30) days after receipt by Buyer, copies of any reports issued by the Housing Authority, or its agent, with respect to the Property.

(D)    Contemporaneously with their submission to any Housing Authority, copies of all reports and information required by such agency or its agents with respect to the Property, including, without limitation, IRS Form 8703 and any Housing Authority annual compliance certification.

(iii)    Upon Seller's reasonable request, Buyer shall deliver to Seller copies of any back-up or supporting documentation in Buyer's possession or control relating to any obligation of Buyer under this Paragraph 23.

(c)    Indemnification. As a material inducement for Seller to enter into this Agreement, Buyer and, by virtue of its execution of the Guaranty, each Guarantor (Buyer and each Guarantor, an “Indemnitor”), jointly and severally, hereby agree to indemnify and hold Seller and its direct and indirect partners, principals, affiliates, and all of their respective employees, agents and asset managers (collectively, the “Seller Indemnified Parties”) free and harmless from: (i) the amount of any recapture of any Tax Credits; (ii) any penalties, interest or other claims by the IRS or any other governmental agency in connection with the Tax Credits; and (iii) any liabilities, claims, damages, penalties, costs, fees, charges, losses, causes of action, demands, and expenses of any kind or nature, including attorneys' and accountants' fees (collectively “Losses”), which Losses are related to, arise out of or are in any way connected with (A) the breach of any of the covenants in this Paragraph 23; (B) the violation of any Regulatory Agreement; or (C) any failure to maintain ownership, use and operation of the Property in accordance with the Tax Credit Laws; provided, however, that the indemnity set forth in this Paragraph 23(c) shall not apply to any Prior Noncompliance to the extent provided in Paragraph 23(f) of this Agreement.

(d)    Further Covenants. Buyer hereby further covenants and agrees that, prior to the Compliance Expiration Date, Buyer shall not, directly or indirectly, sell, transfer or otherwise convey the Property or, in the aggregate, fifty percent (50%) or more of the equity (or any other controlling interest) in the Property, unless the prospective buyer expressly assumes, in form and substance satisfactory to Seller, all obligations of Buyer under this Paragraph 23 including, without limitation, Buyer's indemnity obligations set forth in Paragraph 23(c) of this Agreement. Notwithstanding anything to the contrary contained herein, following any sale, transfer or other conveyance of any or all of the interests in the Property, directly or indirectly (whether occurring before or after the Compliance Expiration Date), each Indemnitor shall remain directly liable to the Seller Indemnified Parties and shall not be released from any obligations to the Seller Indemnified Parties under this Paragraph 23, whether accruing before or after the date of such sale, transfer or other conveyance.

(e)    Memorandum of Agreement. Buyer shall execute and deliver the Section 42 Memorandum at Closing, which shall be recorded in the real property records of the County. The Section 42 Memorandum shall be subordinate to the rights of any lender financing Buyer's acquisition of the Property and any refinancing(s) thereof. Upon request, Seller shall execute such further documents and instruments as may reasonably be necessary to evidence the subordination of its rights hereunder to the rights of such lienholder(s).

(f)    Prior Non-Compliance. Except as otherwise set forth in this Paragraph 23, Buyer shall have no obligations or liabilities to the Seller Indemnified Parties, whether to indemnify, perform covenants, or to pay any damages, costs, or expenses, with respect to any noncompliance with any Regulatory Agreement or with the Tax Credit Laws, to the extent such noncompliance occurred prior to Closing (“Prior Noncompliance”). Buyer shall promptly notify Seller of any Prior Noncompliance of which it becomes aware. Notwithstanding anything to the contrary set forth herein, Buyer agrees to reasonably cooperate and/or jointly undertake with Seller, at Seller's expense, any corrective action Seller determines is necessary to remedy the Prior Noncompliance or to mitigate Seller's liability with respect thereto, including, without limitation, allowing Seller and its Representatives to have access to the Property and the Property files and to communicate directly with the tenants and other appropriate persons as to any such matters.

(g)    Covenant Regarding Change of Status. Buyer hereby covenants that it shall not, prior to Closing, contact any federal, state or local governmental or quasi-governmental authority, tenant, tenant association, tenant's rights group, or similar person or organization, regarding the feasibility or possibility of changing the status of the Property from an affordable housing project as currently operated, or modifying any Regulatory Agreement, whether any such change would occur prior to or after the expiration of the Tax Credits, or in any way indicate the intention to do the same. Any breach of this covenant by Buyer, whether occurring before or after the date of this Agreement, shall constitute a default hereunder by Buyer, in which event Seller (with Limited Partner Consent) may elect to terminate this Agreement by delivering notice to Buyer and Escrow Agent of such election, whereupon this Agreement shall be terminated and the Deposit shall be retained by Seller (and the other provisions of Paragraphs 9(c) and 20(b) of this Agreement shall govern).

(h)    Regulatory Approval.

(i)    Buyer's Obligations. In connection with all Required Consents, including, without limitation, the consent and approval of the Housing Authority, Buyer covenants to timely: (x) pay all fees and costs required by the Housing Authority in connection with such consents and approvals; and (y) deliver all documents, certifications, information, representations, agreements and other materials reasonably required to obtain such Required Consents. Buyer shall timely (and in any event within fifteen (15) days after the Opening of Escrow) file all applications required by the Housing Authority for its consent and approval to the transactions contemplated herein and shall promptly respond to all additional requests of the Housing Authority for additional information. Buyer shall use its good faith and commercially reasonable efforts to timely obtain all Required Consents. Buyer shall keep Seller timely informed of the consent process and the status of its efforts. Seller shall reasonably cooperate with Buyer's efforts to obtain the Required Consents but Seller shall not be obligated to incur any cost, expense or liability in so doing and Buyer shall indemnify Seller as set forth in Paragraph 7(d) of this Agreement in connection with such efforts.

(ii)    Failure to Obtain Consent. In the event all Required Consents have not been obtained at least one (1) business day prior to the Outside Closing Date (as the same may be extended in accordance with the terms of Paragraph 18 hereof), this Agreement shall be terminated (in which case the provisions of Paragraph 9(c) of this Agreement shall govern).

(i)    Third Party Beneficiary. The provisions of this Paragraph 23 shall inure to the benefit of both Seller and SHF (which is expressly made a third party beneficiary of this Agreement and the exhibits attached hereto, with the right to take direct action hereon and to exercise any rights or remedies afforded to Seller hereunder), and each of their respective successors and assigns, and shall bind the heirs, executors, administrators, successors and assigns of Buyer.

(j)    Survival. The provisions of this Paragraph 23 shall survive Closing and the delivery of the Special Warranty Deed at Closing.

24.    Miscellaneous.

(a)    Partial Invalidity. If any term or provision of this Agreement or the exhibits attached hereto or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the exhibits attached hereto, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement and the exhibits attached hereto shall be valid and shall be enforced to the fullest extent permitted by law.

(b)    No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

(c)    Successors and Assigns. This Agreement and the exhibits attached hereto shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

(d)    Entire Agreement. This Agreement (including all exhibits attached hereto) is the final expression of, and contains the entire agreement among, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. Neither this Agreement nor any of the other documents to be executed hereunder may be modified, changed, supplemented or terminated, nor may any obligations hereunder or thereunder be waived, except by written instrument signed by the party to be charged (and in the event Seller is to be charged, with Limited Partner Consent) or as otherwise expressly permitted herein. The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto and their permitted successors and assigns.

(e)    Time of Essence. The parties hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision of this Agreement and that failure to timely perform any of the terms, conditions, obligations or provisions of this Agreement by either party shall constitute a material breach of and a non-curable (but waivable in accordance with Paragraph 24(d) of this Agreement) default under this Agreement by the party so failing to perform.

(f)    Construction. Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement and the exhibits attached hereto, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement and the exhibits attached hereto shall not be construed as if they had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement.

(g)    Governing Law. The parties hereto acknowledge that this Agreement has been negotiated and entered into in the State. The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State. Any dispute arising under this Agreement or the documents referred to herein will be adjudicated exclusively in the courts of the State with venue in the County.

(h)    Non-Binding. No party shall have any legal rights or obligations with respect to any other party, and no party should or may take any action or fail to take any action in detrimental reliance, unless and until this Agreement is executed by all of the parties hereto.

(i)    Exhibits. All exhibits referred to in this Agreement are attached hereto and are fully incorporated herein by this reference as though set forth at length herein.

(j)    Assignment. Buyer shall not assign its rights under this Agreement. Notwithstanding the foregoing sentence, prior to Closing Purchaser may assign its rights under this Agreement to a Permitted Assign; provided, however, that prior to such assignment, each Guarantor shall have executed and delivered to Seller a consent to such assignment in form attached hereto as Exhibit “K”; provided, further, that such assignee shall assume all of Purchaser's obligations under this Agreement; provided, further, that Purchaser shall remain jointly and severally liable with its Permitted Assign for all obligations of Buyer under this Agreement and under the documents to be executed and delivered in connection herewith. This Agreement and the documents to be executed and delivered hereunder may be assigned by Seller to any affiliate of any partner of Seller. Notwithstanding any assignment or any other provision of this Agreement to the contrary, in no event shall Buyer or any Guarantor be released from any of its obligations under this Agreement and/or the exhibits attached hereto, including, without limitation, the indemnification obligations under Paragraph 23(c) of this Agreement. The obligations of Guarantors under the Guaranty may not be assigned by any such Guarantor under any circumstances. In the event of any assignment permitted in accordance with the provisions of this Paragraph 24(j), the closing documents shall, where appropriate, reflect the name of Permitted Assign rather than Purchaser.

(k)    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. This Agreement may be executed by facsimile or electronic (scanned) signature.

(l)    Further Assurances. To the extent consistent with the terms of this Agreement and customarily executed and/or delivered in similar transactions, Buyer and Seller will make, execute, and deliver such documents and undertake such other and further acts as may be reasonably necessary to complete the transaction contemplated herein.

(m)    Third Party Beneficiary. Except for SHF, which is expressly made a third party beneficiary of this Agreement, no term or provision of this Agreement or the documents to be executed and delivered hereunder is intended to be, nor will any such term or provision be construed to be, for the benefit of any person, firm, corporation or other entity not a party hereto (including, without limitation, any broker), and no other person, firm, corporation or entity will have any right or cause of action hereunder.

(n)    No Recording. The provisions of this Agreement will not constitute a lien on the Property and neither this Agreement nor any notice or memorandum of this Agreement will be recorded by Buyer.

(o)    Business Days. If, under the terms of this Agreement, the time for the performance of any act, giving of notice, or making any payment falls on a Saturday, Sunday, or legal holiday, such time for performance shall be extended to the next succeeding business day.

(p)    Limited Partner of Seller. Buyer acknowledges that each limited partner (“Limited Partner”) of Seller, including, without limitation, SHF, is a limited partner of Seller and, therefore, does not have any personal liability for Seller's obligations. Even though any such Limited Partner may have been involved in the preparation, negotiation and consummation of this Agreement and the exhibits attached hereto, such involvement does not, in any manner whatsoever, modify or change any such Limited Partner's status as a limited partner of Seller. Buyer has no claim against any Limited Partner (or any of its direct or indirect partners, principals, asset managers, contractors, agents, affiliates, successors or assigns) for the obligations of Seller hereunder.

(q)    1031 Exchange. Any party may consummate the purchase or sale (as applicable) of the Real Property to be conveyed hereunder as part of a so-called like-kind exchange (an “Exchange”) pursuant to Section 1031 of the Code, as amended; provided, however, that: (i) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to the exchanging party's obligations under this Agreement; (ii) any assignment of this Agreement necessary to effect its Exchange shall comply with all of the terms of this Agreement; (iii) no party shall be required to take an assignment of any agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating an Exchange desired by the other party; (iv) the exchanging party shall pay any additional costs that would not otherwise have been incurred by the non-exchanging party had the exchanging party not consummated the transaction through an Exchange; and (v) the non-exchanging party shall not incur any liabilities. No party shall by this Agreement or acquiescence to an Exchange desired by the other party have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to the exchanging party that its Exchange in fact complies with Section 1031 of the Code. Subject to the provisions of this Paragraph 24(q), each party shall cooperate with the other party in effecting an Exchange.

(r)    Confidentiality. Buyer shall treat this Agreement and the Property Files as confidential in all respects and shall not disclose the existence of this Agreement, the terms of this Agreement, the Property Files or the results of its due diligence under this Agreement without the advance written consent of Seller, except for (i) disclosure only to the extent reasonably necessary to Buyer's Representatives in connection with the transactions contemplated hereby or, after the Closing Date, for the operation of the Property; (ii) disclosure required by law or by regulators, including in response to a subpoena or similar process or as part of a filing required to be made under securities laws; (iii) disclosure in connection with litigation to enforce the terms of this Agreement; (iv) disclosure by a party required to satisfy a condition precedent to Closing; and (v) after the Closing Date, the fact of the purchase of the Property, the Purchase Price, the identity of the Seller (but not the members thereof) and other publicly available information.

(s)    SHF Consent. Notwithstanding anything contained herein to the contrary, Seller cannot, without first obtaining Limited Partner Consent: (a) amend this Agreement; (b) waive any rights Seller may have under this Agreement; (c) incur any non-customary charges or expenses in connection with the transactions contemplated by this Agreement and/or (d) incur any additional liabilities (except as expressly contemplated hereunder) in connection with the transactions contemplated by this Agreement. In addition, if the consent of Seller is required under this Agreement and/or requested of Seller, Seller shall not grant such consent without first obtaining Limited Partner Consent.

(t)    Survival. The provisions of this Paragraph 24 shall survive any termination of this Agreement and shall survive Closing and the delivery of the Special Warranty Deed at Closing.

(u)    Merger. All provisions of this Agreement (except for the terms of this Agreement which expressly survive Closing and the delivery of the Special Warranty Deed at Closing) shall merge into the Special Warranty Deed with the delivery of the Special Warranty Deed, and the delivery of the Special Warranty Deed to Buyer shall constitute the full performance of Seller under this Agreement.

(v)    Record Access and Retention. To the extent Seller possesses or controls the same, prior to Closing, Seller shall use commercially reasonable efforts to provide Buyer with copies of, or reasonable access to, such factual information as may be reasonably requested by Buyer in connection with an audit, in accordance with Rule 3-14 of Securities and Exchange Commission Regulation S-X, of the income statements of the Property for the year to date of the year in which Closing occurs plus one (1) prior calendar year (provided, however, such audit shall not include an audit of management fees or interest expenses attributable to the Seller). Buyer shall be responsible to engage the auditor and to pay all costs associated with such audit. Notwithstanding anything in this Paragraph 24(v) to the contrary, Seller shall not have or be required to incur any cost, expense or liability in connection with such audit.

<Parties' Signatures On Next Page>

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SELLER:

Truman Farm Villas, L.P., a Missouri limited partnership

By:    Truman Farms-Yarco, LLC, a Missouri limited liability company, its general partner

By:    /s/ Clifton R. Cohn
Name:    Clifton R. Cohn
Title:    Manager

PURCHASER:

Steadfast Asset Holdings, Inc., a California corporation

By:    /s/ Dinesh Davar
Name: Dinesh Davar
Title:    CFO

Signature page for REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS dated as of November 3, 2011 by and between Truman Farm Villas, L.P., a Missouri limited partnership and Steadfast Asset Holdings, Inc., a California corporation

ACCEPTANCE BY CHICAGO TITLE INSURANCE COMPANY

Chicago Title Insurance Company, referred to in this Agreement as the “Escrow Agent” and “Title Company,” hereby acknowledges receipt of the Initial Deposit in the amount of Two Hundred Thousand Dollars ($200,000.00), together with a fully executed copy of this Agreement. Chicago Title Insurance Company certifies that it has received and understands this Agreement and hereby accepts the obligations of the Escrow Agent and the Title Company as set forth herein, including, without limitation, its agreement to hold the Deposit and disburse same, in strict accordance with the terms and provisions of this Agreement.

Date: November 8, 2011

Chicago Title Insurance Company

By:    /s/ Nancy Shirar
Name: Nancy Shirar
Title: Vice President

SCHEDULE OF EXHIBITS

EXHIBIT A            Legal Description
EXHIBIT B            Form of Special Warranty Deed
EXHIBIT C            Form of FIRPTA Certificate
EXHIBIT D            Form of Assignment and Assumption of Leases
EXHIBIT E            Form of General Assignment and Bill of Sale
EXHIBIT F            Form of Tenant Notice Letter
EXHIBIT G            Form of Section 42 Memorandum
EXHIBIT H            Rent Roll
EXHIBIT I            List of Property Files
EXHIBIT J            Form of Guaranty
EXHIBIT K            Form of Assignment of Purchase and Sale Agreement

EXHIBIT “A”
LEGAL DESCRIPTION OF PROPERTY

Parcel A:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26, 1994, UNDER DOCUMENT NO. K-1142217, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 24, TOWNSHIP 47 NORTH, RANGE 35 WEST, IN GRANDIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3 NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 70' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH, 330.51 FEET; THENCE WEST, 184.04 FEET; THENCE NORTH, 181.97 FEET; THENCE WEST, 190.70 FEET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF BLUE RIDGE BOULEVARD, ALONG A CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 0 DEGREES 55' 57” EAST, A RADIUS OF 623.69 FEET, A CENTRAL ANGLE OF 0 DEGREES 45' 23” AND AN ARC LENGTH OF 8.23 FEET; THENCE NORTH 00 DEGREES 10' 34” EAST, 74.09 FEET; THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE NORTH 89 DEGREES 23' 57” EAST, 200.02 FEET; THENCE NORTH 00 DEGREES 36' 03” WEST, 200.01 FEET; THENCE SOUTH 89 DEGRES 46' 46” EAST, 48.05 FEET; THENCE SOUTH 89 DEGREES 49' 26” EAST 866.93 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 2 OF CERTIFICATE OF SURVEY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL B:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26. 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 47 NORTH RANGE 33 WEST, IN GRANDVIEW, JACKSON

COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 28” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 85 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 38 DEGREES 03' 31” AND AN ARC LENGTH OF 347.37 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 51 DEGREES 35' 09” WEST, 53.05 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING A CHORD BEARING OF NORTH 48 DEGREES 40' 07” WEST, A RAIDUS OF 190.23 FEET, A CENTRAL ANGLE OF 25 DEGREES 50' 00”, AND AN ARC LENGTH OF 85.77 FEET; THENCE NORTH 61 DEGREES 35'07” WEST, 12.05 FEET; THENCE NORTH 19 DEGREES 00' 00” WEST, 4.61 FEET; THENCE SOUTH 89 DEGREES 38'39” EAST, 4.74 FEET; THENCE NORTH 17 DEGREES 19' 41” WEST, 33.27 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 22 DEGREES 23' 32” EAST, AND A RADIUS OF 623.59 FEET, A CENTRAL ANGLE OF 21 DEGREES 23' 03” AND AN ARC LENGTH OF 232.78 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, EAST, 190.70 FEET; THENCE SOUTH, 181.97 FEET; THENCE SOUTH 33 DEGREES 17'19” WEST, 209.96 FEET TO THE POINT OF BEGNNING.
NOW KNOWN AS TRACT 3 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL C:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 25, 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4. AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14. TOWNSHIP 47 NORTH. RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PART1CULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET; THENCE SOUTH 00 DEGREES

10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00'00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” FEET 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ON THE RIGHT OF WAY OF HARRY TRUMAN DRIVE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 28 DEGREES 45' 45” AND AN ARC LENGTH OF 262.52 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET; THENCE NORTH 33 DEGREES 17' 19” EAST, 209.96 FEET; THENCE EAST, 184.04 FEET; THENCE SOUTH, 330.51 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 4 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
Parcel D:
Easement for Pedestrian Access for the benefit of Tract 1 as created by the instrument recorded September 10, 1996 as Document No. K-41073, over, under and across the land described as follows:
Part of TRACT Dl, of the Certificate of Survey filed May 26, 1994, under Document No. K-1142217, in Book S-4, at Page 76, being in the Northeast 1/4 of Section 14, Township 47 North, Range 33 West, in Grandview, Jackson County, Missouri, being more particularly described as follows:
Commencing at a point on the Westerly right of way line of U.S. Highway 71, said point being 475.00 feet South of the North line of said 1/4 section, said point also being the Northeast corner of Tract B-1; thence along the Northerly line of Tract B-1; North 89 degrees 40 minutes 50 seconds West, 579.52 feet; thence North 89 degrees 49 minutes 26 seconds West, 430.00 feet to the Northeast corner of Tract D-1, said Northeast corner also being the point of beginning; thence North 89 degrees 49 minutes 26 seconds West, 10.00 feet; thence North 00 degrees 10 minutes 34 seconds East, 10.00 feet; thence South 89 degrees 49 minutes 26 seconds East, 38.95 feet; thence North 00 degrees 03 minutes 05 seconds East, 169.31 feet; thence South 89 degrees 46 minutes 46 seconds East, 10.00 feet; thence South 00 degrees 03 minutes 05 seconds West, 179.10 feet; thence North 89 degrees 49 minutes 26 seconds West, 38.97 feet to the point of beginning.
Tract 1 of Survey under Document No. K-1142217 in Survey Book S-4 at Page 4, is now known as Tracts 1, 2, 3 and 4 of Certificate of Survey filed November 13, 1996, as Document No. K-0052123 in Survey Book S-5 at Page 83.

EXHIBIT “B”
[FORM OF]
Special Warranty Deed

Space Above Line Reserved For Recorder's Use

1.    Title of Document:    Special Warranty Deed

2.    Date of Document:    __________________

3.	Grantor(s): Truman Farm Villas, L.P., a Missouri limited partnership

4.	Grantee(s): _____________________________________

5.    Statutory Mailing Address(es):    18100 Von Karman, Suite 500
Irvine, California 92612
Attn: Ana Marie del Rio, Esq.

6.    Legal description:    See Exhibit A annexed to the document.

7.    Reference(s) to Book and Page(s):    Book ____ Page ____

SPECIAL WARRANTY DEED

This SPECIAL WARRANTY DEED, made and entered into this __ day of _______, 201_, by and between Truman Farm Villas, L.P., a Missouri limited partnership, and _______________, whose mailing address is 18100 Von Karman, Suite 500, Irvine, California 92612, Grantee.

W I T N E S S E T H, that the said Grantor, for in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by the said Grantee, the receipt of which is hereby acknowledged, does by these presents BARGAIN and SELL, CONVEY and CONFIRM unto the said Grantee, the following described Real Estate situated in the County of Jackson, State of Missouri, to-wit:

SEE EXHIBIT A ANNEXED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE;

SUBJECT TO THE MATTERS SET FORTH ON EXHIBIT B ANNEXED HERETO ANNEXED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.

TO HAVE AND TO HOLD the same, together with all rights and appurtenances to the same belonging or appertaining to the Property, unto the said Grantee, and to the successors, heirs and assigns of such Grantee forever. The said Grantor hereby covenanting that its successors, heirs, executors and administrators shall and will Warrant and Defend the title to the premises unto the said Grantee, and to the successors, heirs and assigns of such Grantee forever, against the lawful claims and demands of all persons claiming by, through or under Grantor but none other, excepting, however, the general taxes for the calendar year 20__ and thereafter, and the special taxes becoming a lien after the date of this Deed.

IN WITNESS WHEREOF, the said Grantor has executed these presents the day and year first above written.

Truman Farm Villas, L.P., a Missouri limited partnership

By:    Truman Farms-Yarco, LLC, a Missouri limited liability company, its general partner

By:    __________________
Name:    Clifton R. Cohn
Title:    Manager

[CONFORM FORM OF NOTARY TO LOCAL LAW]

STATE OF ______________)
: ss.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me this ______ day of _________________________, 20____ by _______________________. He or she is personally known to me or has produced ________________ as identification and did (did not) take an oath.

____________________________________
NOTARY PUBLIC
Residing at:__________________________

My Commission Expires:

___________________________

EXHIBIT “A” TO SPECIAL WARRANTY DEED
LEGAL DESCRIPTION OF PROPERTY

Parcel A:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26, 1994, UNDER DOCUMENT NO. K-1142217, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 24, TOWNSHIP 47 NORTH, RANGE 35 WEST, IN GRANDIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3 NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 70' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF

WAY LINE, NORTH, 330.51 FEET; THENCE WEST, 184.04 FEET; THENCE NORTH, 181.97 FEET; THENCE WEST, 190.70 FEET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF BLUE RIDGE BOULEVARD, ALONG A CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 0 DEGREES 55' 57” EAST, A RADIUS OF 623.69 FEET, A CENTRAL ANGLE OF 0 DEGREES 45' 23” AND AN ARC LENGTH OF 8.23 FEET; THENCE NORTH 00 DEGREES 10' 34” EAST, 74.09 FEET; THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE NORTH 89 DEGREES 23' 57” EAST, 200.02 FEET; THENCE NORTH 00 DEGREES 36' 03” WEST, 200.01 FEET; THENCE SOUTH 89 DEGRES 46' 46” EAST, 48.05 FEET; THENCE SOUTH 89 DEGREES 49' 26” EAST 866.93 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 2 OF CERTIFICATE OF SURVEY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL B:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26. 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 47 NORTH RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 28” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 85 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 38 DEGREES 03' 31” AND AN ARC LENGTH OF 347.37 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 51 DEGREES 35' 09” WEST, 53.05 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING A CHORD BEARING OF NORTH 48 DEGREES 40' 07” WEST, A RAIDUS OF 190.23 FEET, A CENTRAL ANGLE OF 25 DEGREES 50' 00”, AND AN ARC LENGTH OF 85.77 FEET; THENCE NORTH 61 DEGREES 35'07” WEST, 12.05 FEET; THENCE NORTH 19 DEGREES 00' 00” WEST, 4.61 FEET; THENCE SOUTH 89 DEGREES 38'39” EAST, 4.74 FEET; THENCE NORTH 17 DEGREES 19' 41” WEST, 33.27 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 22 DEGREES 23' 32” EAST, AND A RADIUS OF 623.59

FEET, A CENTRAL ANGLE OF 21 DEGREES 23' 03” AND AN ARC LENGTH OF 232.78 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, EAST, 190.70 FEET; THENCE SOUTH, 181.97 FEET; THENCE SOUTH 33 DEGREES 17'19” WEST, 209.96 FEET TO THE POINT OF BEGNNING.
NOW KNOWN AS TRACT 3 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL C:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 25, 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4. AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14. TOWNSHIP 47 NORTH. RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PART1CULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00'00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” FEET 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ON THE RIGHT OF WAY OF HARRY TRUMAN DRIVE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 28 DEGREES 45' 45” AND AN ARC LENGTH OF 262.52 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET; THENCE NORTH 33 DEGREES 17' 19” EAST, 209.96 FEET; THENCE EAST, 184.04 FEET; THENCE SOUTH, 330.51 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 4 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
Parcel D:
Easement for Pedestrian Access for the benefit of Tract 1 as created by the instrument recorded September 10, 1996 as Document No. K-41073, over, under and across the land described as follows:
Part of TRACT Dl, of the Certificate of Survey filed May 26, 1994, under Document No. K-1142217, in Book S-4, at Page 76, being in the Northeast 1/4 of Section 14, Township 47 North, Range 33

West, in Grandview, Jackson County, Missouri, being more particularly described as follows:
Commencing at a point on the Westerly right of way line of U.S. Highway 71, said point being 475.00 feet South of the North line of said 1/4 section, said point also being the Northeast corner of Tract B-1; thence along the Northerly line of Tract B-1; North 89 degrees 40 minutes 50 seconds West, 579.52 feet; thence North 89 degrees 49 minutes 26 seconds West, 430.00 feet to the Northeast corner of Tract D-1, said Northeast corner also being the point of beginning; thence North 89 degrees 49 minutes 26 seconds West, 10.00 feet; thence North 00 degrees 10 minutes 34 seconds East, 10.00 feet; thence South 89 degrees 49 minutes 26 seconds East, 38.95 feet; thence North 00 degrees 03 minutes 05 seconds East, 169.31 feet; thence South 89 degrees 46 minutes 46 seconds East, 10.00 feet; thence South 00 degrees 03 minutes 05 seconds West, 179.10 feet; thence North 89 degrees 49 minutes 26 seconds West, 38.97 feet to the point of beginning.
Tract 1 of Survey under Document No. K-1142217 in Survey Book S-4 at Page 4, is now known as Tracts 1, 2, 3 and 4 of Certificate of Survey filed November 13, 1996, as Document No. K-0052123 in Survey Book S-5 at Page 83.

EXHIBIT “B” TO SPECIAL WARRANTY DEED
PERMITTED EXCEPTIONS

<Attached>

EXHIBIT “C”
[FORM OF]
TAXPAYER'S CERTIFICATION OF NON-FOREIGN STATUS

To inform Steadfast Asset Holdings, Inc., a California corporation (“Transferee”) that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (“Code”), will not be required upon the transfer of certain real property to the Transferee by Truman Farm Villas, L.P., a Missouri limited partnership, the undersigned (“Taxpayer”) hereby certifies the following on behalf of the Taxpayer:

1.    That Taxpayer is a United States person and is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.    The Taxpayer's U.S. employer identification number is 43-1750756; and

3.    The Taxpayer's office address is 3770 Broadway, Kansas City, Missouri 64111.

The Taxpayer understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Taxpayer.

Date:    ______________________________

Truman Farm Villas, L.P., a Missouri limited partnership

By:    Truman Farms-Yarco, LLC, a Missouri limited liability company, its general partner

By:    __________________
Name:    Clifton R. Cohn
Title:    Manager

C-1

EXHIBIT “D”
[FORM OF]
ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) is dated as of ____________________, and is entered into by and between Truman Farm Villas, L.P., a Missouri limited partnership (“Assignor”) and _____________________ (“Assignee”), with respect to the following matters.

W I T N E S S E T H:

Assignor and Steadfast Asset Holdings, Inc., a California corporation (“Purchaser”) entered into that certain Real Estate Purchase And Sale Agreement With Escrow Instructions, dated as of November __, 2011 (“Agreement”), regarding the sale of that certain real property being more fully described on Exhibit “A” attached hereto and made a part hereof, together with all improvements and other property comprising Property (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

In accordance with the terms of the Agreement, Purchaser assigned its interests to Assignee.

Assignor, as lessor, and Tenants have entered into the Tenant Leases covering certain premises located on the Property.

Under the Agreement, to the extent assignable, Assignor is obligated to: (a) assign to Assignee any and all of its right, title and interest in and to all Tenant Leases; and (b) give Assignee a credit in an amount equal to the amount of the Tenant Deposits and prepaid rents.

Under the Agreement, Assignee is obligated to assume all of Seller's obligations with respect to the Tenant Deposits and prepaid rents.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Tenant Leases, as set forth on Exhibit “B” hereto and Assignee hereby accepts such assignment and hereby assumes all of the obligations and agrees to pay, perform and discharge all of the terms, covenants and conditions, in each case arising or accruing under or in connection with the Tenant Leases and Tenant Deposits from and after the date of this Assignment.

Assignee hereby acknowledges receipt of funds equal to the amount of, and in payment of,

all Tenant Deposits and prepaid rents and hereby assumes all of the obligations in connection therewith.

In the event of the bringing of any action or suit by a party hereto against another party thereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs.

The transfers and assumptions given effect by this Assignment are limited by and made expressly subject to the terms, covenants and conditions set forth in the Agreement.

This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State.

<Parties' Signatures On Next Page>

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

Truman Farm Villas, L.P., a Missouri limited partnership

By:    Truman Farms-Yarco, LLC, a Missouri limited liability company, its general partner

By:    __________________
Name:    Clifton R. Cohn
Title:    Manager

ASSIGNEE:

Steadfast Asset Holdings, Inc., a California corporation

By:    __________________
Name:
Title:

Attachments:

Exhibit “A” - Legal Description

EXHIBIT “A” TO ASSIGNMENT AND ASSUMPTION OF LEASES
LEGAL DESCRIPTION OF THE PROPERTY

Parcel A:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26, 1994, UNDER DOCUMENT NO. K-1142217, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 24, TOWNSHIP 47 NORTH, RANGE 35 WEST, IN GRANDIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3 NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 70' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH, 330.51 FEET; THENCE WEST, 184.04 FEET; THENCE NORTH, 181.97 FEET; THENCE WEST, 190.70 FEET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF BLUE RIDGE BOULEVARD, ALONG A CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 0 DEGREES 55' 57” EAST, A RADIUS OF 623.69 FEET, A CENTRAL ANGLE OF 0 DEGREES 45' 23” AND AN ARC LENGTH OF 8.23 FEET; THENCE NORTH 00 DEGREES 10' 34” EAST, 74.09 FEET; THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE NORTH 89 DEGREES 23' 57” EAST, 200.02 FEET; THENCE NORTH 00 DEGREES 36' 03” WEST, 200.01 FEET; THENCE SOUTH 89 DEGRES 46' 46” EAST, 48.05 FEET; THENCE SOUTH 89 DEGREES 49' 26” EAST 866.93 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 2 OF CERTIFICATE OF SURVEY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL B:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26. 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 47 NORTH RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 28” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 85 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 38 DEGREES 03' 31” AND AN ARC LENGTH OF 347.37 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 51 DEGREES 35' 09” WEST, 53.05 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING A CHORD BEARING OF NORTH 48 DEGREES 40' 07” WEST, A RAIDUS OF 190.23 FEET, A CENTRAL ANGLE OF 25 DEGREES 50' 00”, AND AN ARC LENGTH OF 85.77 FEET; THENCE NORTH 61 DEGREES 35'07” WEST, 12.05 FEET; THENCE NORTH 19 DEGREES 00' 00” WEST, 4.61 FEET; THENCE SOUTH 89 DEGREES 38'39” EAST, 4.74 FEET; THENCE NORTH 17 DEGREES 19' 41” WEST, 33.27 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 22 DEGREES 23' 32” EAST, AND A RADIUS OF 623.59 FEET, A CENTRAL ANGLE OF 21 DEGREES 23' 03” AND AN ARC LENGTH OF 232.78 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, EAST, 190.70 FEET; THENCE SOUTH, 181.97 FEET; THENCE SOUTH 33 DEGREES 17'19” WEST, 209.96 FEET TO THE POINT OF BEGNNING.
NOW KNOWN AS TRACT 3 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL C:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 25, 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4. AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14. TOWNSHIP 47 NORTH. RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PART1CULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00'00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” FEET 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ON THE RIGHT OF WAY OF HARRY TRUMAN DRIVE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 28 DEGREES 45' 45” AND AN ARC LENGTH OF 262.52 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET; THENCE NORTH 33 DEGREES 17' 19” EAST, 209.96 FEET; THENCE EAST, 184.04 FEET; THENCE SOUTH, 330.51 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 4 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
Parcel D:
Easement for Pedestrian Access for the benefit of Tract 1 as created by the instrument recorded September 10, 1996 as Document No. K-41073, over, under and across the land described as follows:
Part of TRACT Dl, of the Certificate of Survey filed May 26, 1994, under Document No. K-1142217, in Book S-4, at Page 76, being in the Northeast 1/4 of Section 14, Township 47 North, Range 33 West, in Grandview, Jackson County, Missouri, being more particularly described as follows:
Commencing at a point on the Westerly right of way line of U.S. Highway 71, said point being 475.00 feet South of the North line of said 1/4 section, said point also being the Northeast corner of Tract B-1; thence along the Northerly line of Tract B-1; North 89 degrees 40 minutes 50 seconds West, 579.52 feet; thence North 89 degrees 49 minutes 26 seconds West, 430.00 feet to the Northeast corner of Tract D-1, said Northeast corner also being the point of beginning; thence North 89 degrees 49 minutes 26 seconds West, 10.00 feet; thence North 00 degrees 10 minutes 34 seconds East, 10.00 feet; thence South 89 degrees 49 minutes 26 seconds East, 38.95 feet; thence North 00 degrees 03 minutes 05 seconds East, 169.31 feet; thence South 89 degrees 46 minutes 46 seconds East, 10.00 feet; thence South 00 degrees 03 minutes 05 seconds West, 179.10 feet; thence North 89 degrees 49 minutes 26 seconds West, 38.97 feet to the point of beginning.
Tract 1 of Survey under Document No. K-1142217 in Survey Book S-4 at Page 4, is now known as Tracts 1, 2, 3 and 4 of Certificate of Survey filed November 13, 1996, as Document No. K-0052123 in Survey Book S-5 at Page 83.

EXHIBIT “E”
[FORM OF]
GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE (“Assignment”) is dated as of ____________________, and is entered into by and between Truman Farm Villas, L.P., a Missouri limited partnership (“Assignor”) and __________________ (“Assignee”), with respect to the following matters.

W I T N E S S E T H:

Assignor and Steadfast Asset Holdings, Inc., a California corporation (“Purchaser”) entered into that certain Real Estate Purchase And Sale Agreement With Escrow Instructions, dated as of November __, 2011 (“Agreement”), regarding the sale of that certain real property being more fully described on Exhibit “A” attached hereto and made a part hereof, together with all improvements and other property comprising Property (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

In accordance with the terms of the Agreement, Purchaser assigned its interests to Assignee.

Pursuant to the Agreement (except as otherwise provided for therein), Assignor is obligated to transfer, sell, convey and assign any and all of Assignor's right, title and interest in and to the Personal Property, and to the extent assignable, the Intangibles and the Service Contracts (collectively, the “Assigned Properties”) and to delegate any and all of its obligations and responsibilities in the Assigned Properties from and after the date hereof to Assignee and Assignee is obligated to assume such obligations and responsibilities.

Further, pursuant to the Agreement, Assignee is obligated to assume such obligations and responsibilities arising or accruing under the Regulatory Agreements and the Tax Credit Laws applicable to the Property.

A G R E E M E N T

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Assigned Properties and Assignee hereby accepts such assignment and hereby assumes all of the obligations and agrees to pay, perform and discharge all of the terms, covenants and conditions, in each case arising or accruing under the Assigned Properties from and after the date of this Assignment.

Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of

Assignor's estate, right, title and interest in and to the Regulatory Agreements and Assignee hereby accepts such assignment and hereby assumes, confirms and agrees to undertake all of the obligations arising or accruing under the Regulatory Agreements and the Tax Credit Laws applicable to the Property from and after the date of this Assignment. The provisions of this Paragraph shall survive any termination of this Assignment.

In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs.

The transfers and assumptions given effect by this Assignment are limited by and made expressly subject to the terms, covenants and conditions set forth in the Agreement.

This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State.

This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

<Parties' Signatures On Next Page>

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

Truman Farm Villas, L.P., a Missouri limited partnership

By:    Truman Farms-Yarco, LLC, a Missouri limited liability company, its general partner

By:    __________________
Name:    Clifton R. Cohn
Title:    Manager

ASSIGNEE:

Steadfast Asset Holdings, Inc., a California corporation

By:    __________________
Name:
Title:

Attachments:

Exhibit “A” - Legal Description

EXHIBIT “A” TO GENERAL ASSIGNMENT AND BILL OF SALE
LEGAL DESCRIPTION OF THE PROPERTY

Parcel A:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26, 1994, UNDER DOCUMENT NO. K-1142217, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 24, TOWNSHIP 47 NORTH, RANGE 35 WEST, IN GRANDIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3 NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 70' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH, 330.51 FEET; THENCE WEST, 184.04 FEET; THENCE NORTH, 181.97 FEET; THENCE WEST, 190.70 FEET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF BLUE RIDGE BOULEVARD, ALONG A CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 0 DEGREES 55' 57” EAST, A RADIUS OF 623.69 FEET, A CENTRAL ANGLE OF 0 DEGREES 45' 23” AND AN ARC LENGTH OF 8.23 FEET; THENCE NORTH 00 DEGREES 10' 34” EAST, 74.09 FEET; THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE NORTH 89 DEGREES 23' 57” EAST, 200.02 FEET; THENCE NORTH 00 DEGREES 36' 03” WEST, 200.01 FEET; THENCE SOUTH 89 DEGRES 46' 46” EAST, 48.05 FEET; THENCE SOUTH 89 DEGREES 49' 26” EAST 866.93 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 2 OF CERTIFICATE OF SURVEY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL B:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26. 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 47 NORTH RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 28” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 85 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 38 DEGREES 03' 31” AND AN ARC LENGTH OF 347.37 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 51 DEGREES 35' 09” WEST, 53.05 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING A CHORD BEARING OF NORTH 48 DEGREES 40' 07” WEST, A RAIDUS OF 190.23 FEET, A CENTRAL ANGLE OF 25 DEGREES 50' 00”, AND AN ARC LENGTH OF 85.77 FEET; THENCE NORTH 61 DEGREES 35'07” WEST, 12.05 FEET; THENCE NORTH 19 DEGREES 00' 00” WEST, 4.61 FEET; THENCE SOUTH 89 DEGREES 38'39” EAST, 4.74 FEET; THENCE NORTH 17 DEGREES 19' 41” WEST, 33.27 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 22 DEGREES 23' 32” EAST, AND A RADIUS OF 623.59 FEET, A CENTRAL ANGLE OF 21 DEGREES 23' 03” AND AN ARC LENGTH OF 232.78 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, EAST, 190.70 FEET; THENCE SOUTH, 181.97 FEET; THENCE SOUTH 33 DEGREES 17'19” WEST, 209.96 FEET TO THE POINT OF BEGNNING.
NOW KNOWN AS TRACT 3 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL C:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 25, 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4. AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14. TOWNSHIP 47 NORTH. RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PART1CULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00'00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” FEET 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ON THE RIGHT OF WAY OF HARRY TRUMAN DRIVE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 28 DEGREES 45' 45” AND AN ARC LENGTH OF 262.52 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET; THENCE NORTH 33 DEGREES 17' 19” EAST, 209.96 FEET; THENCE EAST, 184.04 FEET; THENCE SOUTH, 330.51 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 4 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
Parcel D:
Easement for Pedestrian Access for the benefit of Tract 1 as created by the instrument recorded September 10, 1996 as Document No. K-41073, over, under and across the land described as follows:
Part of TRACT Dl, of the Certificate of Survey filed May 26, 1994, under Document No. K-1142217, in Book S-4, at Page 76, being in the Northeast 1/4 of Section 14, Township 47 North, Range 33 West, in Grandview, Jackson County, Missouri, being more particularly described as follows:
Commencing at a point on the Westerly right of way line of U.S. Highway 71, said point being 475.00 feet South of the North line of said 1/4 section, said point also being the Northeast corner of Tract B-1; thence along the Northerly line of Tract B-1; North 89 degrees 40 minutes 50 seconds West, 579.52 feet; thence North 89 degrees 49 minutes 26 seconds West, 430.00 feet to the Northeast corner of Tract D-1, said Northeast corner also being the point of beginning; thence North 89 degrees 49 minutes 26 seconds West, 10.00 feet; thence North 00 degrees 10 minutes 34 seconds East, 10.00 feet; thence South 89 degrees 49 minutes 26 seconds East, 38.95 feet; thence North 00 degrees 03 minutes 05 seconds East, 169.31 feet; thence South 89 degrees 46 minutes 46 seconds East, 10.00 feet; thence South 00 degrees 03 minutes 05 seconds West, 179.10 feet; thence North 89 degrees 49 minutes 26 seconds West, 38.97 feet to the point of beginning.
Tract 1 of Survey under Document No. K-1142217 in Survey Book S-4 at Page 4, is now known as Tracts 1, 2, 3 and 4 of Certificate of Survey filed November 13, 1996, as Document No. K-0052123 in Survey Book S-5 at Page 83.

EXHIBIT “F”
FORM OF TENANT NOTICE LETTER

TRUMAN FARM VILLAS APARTMENTS

[CLOSING DATE]

Tenant Name:
Unit #:

Re:	Notice of Sale regarding Truman Farm Villas Apartments, located at 5300 Harry Truman Drive, Grandview, Missouri 64030 (the “Property”)

Dear Resident:

You are hereby notified as follows:

1.	As of the date hereof, the Property has been sold to a new owner.

2.
The new owner has received and is now responsible for your tenant security, pet and other deposits and credits with respect to your lease at the Property. Any inquiries regarding your deposit should be directed to the on-site manager of the Property.

3.
Future rental payments with respect to your lease at the Property should be made to the new owner by delivering a check or money order payable to the order of [_____________________] to the on-site manager of the Property.

Very truly yours,

[BUYER OR BUYER'S MANAGEMENT COMPANY]

By:    __________________________
Name:
Title:

F-1

EXHIBIT “G”
FORM OF SECTION 42 MEMORANDUM

This instrument prepared by
And when recorded, return to:

Truman Farm Villas, L.P.
c/o Bouza, Klein & Kaminsky
950 S. Flower Street, Suite 100
Los Angeles, California 90015
Attn:    Joseph S. Klein, Esq.

MEMORANDUM OF AGREEMENT

THIS MEMORANDUM OF AGREEMENT (“Memorandum”) is dated as of ____________________, by Steadfast Asset Holdings, Inc., a California corporation (“Buyer”), in favor of Truman Farm Villas, L.P., a Missouri limited partnership (“Seller”).

WHEREAS, Buyer and Seller entered into that certain Real Estate Purchase And Sale Agreement With Escrow Instructions dated as of November __, 2011 (“Agreement”), relating to the sale of that certain real property being more fully described on Exhibit “A” attached hereto and made a part hereof, together with all improvements and other property comprising Property (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Memorandum shall have the meaning ascribed to them in the Agreement;

WHEREAS, pursuant to Paragraph 23 of the Agreement, the parties have agreed to certain matters related to compliance with the Regulatory Agreements and the Tax Credit Laws, including, without limitation, under Section 42 of the Internal Revenue Code of 1986, as amended, and the regulations applicable thereto, and pursuant to Paragraph 23 of the Agreement Buyer agreed to execute and deliver a memorandum at closing to be recorded in the real property records of County in which the Property is located;

NOW THEREFORE, in consideration of the transactions contemplated in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby executes, delivers and records this Memorandum to place third parties on notice of the existence of the surviving covenants and agreements of Buyer (and any transferee thereof) with respect to the Regulatory Agreements and the Tax Credit Laws, as set forth in Paragraph 23 of the Agreement.

1.    Seller hereby assigns, sells, transfers, sets over and delivers unto Buyer all of Seller's estate, right, title and interest in and to the Regulatory Agreements and Buyer hereby accepts such assignment and assumes, confirms and agrees to undertake all of the obligations arising or accruing under the Regulatory Agreements and the Tax Credit Laws applicable to the Property from and after the date of this Memorandum. The provisions of this Paragraph 1 shall survive any termination of this Memorandum.

2.    Without limiting the foregoing, Buyer agreed that it would not, directly or indirectly, sell, transfer or otherwise convey the Property (or any controlling interest therein), unless the prospective buyer agreed in writing to assume all obligations of Buyer under Paragraph 23 of the Agreement, including, without limitation, Buyer's indemnity obligations set forth in Paragraph 23(c) thereof.

3.    This Memorandum shall be subordinate to the rights of [BUYER'S LENDER] and any refinancing(s) thereof. Upon request, Seller shall execute such further documents and instruments as may reasonably be necessary to evidence the subordination of its rights hereunder to the rights of such lienholder(s).

4.    SunAmerica Housing Fund 378, a Nevada limited partnership and SLP Housing III LLC, a Nevada limited liability company, a limited partner of Seller (“Limited Partner”), is expressly acknowledged as having a significant economic interest in the Buyer's performance of its obligations under this Memorandum and under Paragraph 23 of the Agreement (collectively, the “Obligations”). Buyer agrees that the Limited Partner is a third-party beneficiary of the Obligations and is entitled to enforce the Obligations to the full extent otherwise applicable to Seller.

5.    Nothing in this Memorandum shall be construed as amending or modifying the rights and obligations of Buyer and Seller under the Agreement.

THIS MEMORANDUM SHALL TERMINATE BY ITS OWN TERMS WITHOUT ANY FURTHER ACTION REQUIRED OF ANY PARTY, EFFECTIVE AS OF MIDNIGHT ON December 31, 2013.

IN WITNESS WHEREOF, Buyer hereby executes this Memorandum as of the date first written above.

Steadfast Asset Holdings, Inc., a California corporation

By:    __________________
Name:
Title:

(See acknowledgment on next page)

[CONFORM FORM OF NOTARY TO LOCAL LAW]

STATE OF ______________)
: ss.
COUNTY OF ____________)

The foregoing instrument was acknowledged before me this ______ day of _________________________, 20____ by _______________________. He or she is personally known to me or has produced ________________ as identification and did (did not) take an oath.

____________________________________
NOTARY PUBLIC
Residing at:__________________________

My Commission Expires:

___________________________

EXHIBIT “A” TO MEMORANDUM OF AGREEMENT
LEGAL DESCRIPTION OF THE PROPERTY

Parcel A:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26, 1994, UNDER DOCUMENT NO. K-1142217, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 24, TOWNSHIP 47 NORTH, RANGE 35 WEST, IN GRANDIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3 NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 00 DEGREES 70' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH, 330.51 FEET; THENCE WEST, 184.04 FEET; THENCE NORTH, 181.97 FEET; THENCE WEST, 190.70 FEET; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF BLUE RIDGE BOULEVARD, ALONG A CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 0 DEGREES 55' 57” EAST, A RADIUS OF 623.69 FEET, A CENTRAL ANGLE OF 0 DEGREES 45' 23” AND AN ARC LENGTH OF 8.23 FEET; THENCE NORTH 00 DEGREES 10' 34” EAST, 74.09 FEET; THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE NORTH 89 DEGREES 23' 57” EAST, 200.02 FEET; THENCE NORTH 00 DEGREES 36' 03” WEST, 200.01 FEET; THENCE SOUTH 89 DEGRES 46' 46” EAST, 48.05 FEET; THENCE SOUTH 89 DEGREES 49' 26” EAST 866.93 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 2 OF CERTIFICATE OF SURVEY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL B:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 26. 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4, AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14, TOWNSHIP 47 NORTH RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PARTICULARY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 28” WEST, 58.89 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 85 DEGREES 38' 21” WEST, 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 38 DEGREES 03' 31” AND AN ARC LENGTH OF 347.37 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET TO THE POINT OF BEGINNING; THENCE NORTH 51 DEGREES 35' 09” WEST, 53.05 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING A CHORD BEARING OF NORTH 48 DEGREES 40' 07” WEST, A RAIDUS OF 190.23 FEET, A CENTRAL ANGLE OF 25 DEGREES 50' 00”, AND AN ARC LENGTH OF 85.77 FEET; THENCE NORTH 61 DEGREES 35'07” WEST, 12.05 FEET; THENCE NORTH 19 DEGREES 00' 00” WEST, 4.61 FEET; THENCE SOUTH 89 DEGREES 38'39” EAST, 4.74 FEET; THENCE NORTH 17 DEGREES 19' 41” WEST, 33.27 FEET; THENCE ON A NON TANGENT CURVE TO THE LEFT HAVING AN INITIAL TANGENT BEARING OF NORTH 22 DEGREES 23' 32” EAST, AND A RADIUS OF 623.59 FEET, A CENTRAL ANGLE OF 21 DEGREES 23' 03” AND AN ARC LENGTH OF 232.78 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, EAST, 190.70 FEET; THENCE SOUTH, 181.97 FEET; THENCE SOUTH 33 DEGREES 17'19” WEST, 209.96 FEET TO THE POINT OF BEGNNING.
NOW KNOWN AS TRACT 3 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
PARCEL C:
PART OF TRACT D-1, OF THE CERTIFICATE OF SURVEY FILED MAY 25, 1994, UNDER DOCUMENT NO. K-1142277, IN BOOK S-4. AT PAGE 76, BEING IN THE NORTHEAST 1/4 OF SECTION 14. TOWNSHIP 47 NORTH. RANGE 33 WEST, IN GRANDVIEW, JACKSON COUNTY, MISSOURI, BEING MORE PART1CULARY DESCRIBED AS FOLLOWS:
COMMENCING AT A POINT ON THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 71, SAID POINT BEING 475.00 FEET SOUTH OF THE NORTH LINE OF SAID 1/4 SECTION, SAID POINT ALSO BEING THE NORTHEAST CORNER OF TRACT B-3; THENCE ALONG THE NORTHERLY LINE OF TRACT B-3; NORTH 89 DEGREES 40' 50” WEST, 579.52 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 430.00 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 55.00 FEET; THENCE NORTH 89 DEGREES 49' 26” WEST, 58.89 FEET;

THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00' 00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 45 DEGREES 10' 34” WEST, 106.39 FEET; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 45 DEGREES 00'00” AND AN ARC LENGTH OF 78.54 FEET; THENCE SOUTH 00 DEGREES 10' 34” WEST, 417.89 FEET; THENCE SOUTH 19 DEGREES 47' 47” WEST, 166.15 FEET; THENCE ALONG THE NORTHERLY RIGHT OF WAY LINE OF HARRY TRUMAN DRIVE, NORTH 89 DEGREES 38' 21” FEET 361.64 FEET; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 9 DEGREES 17' 46” AND AN ARC LENGTH OF 84.85 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING ON THE RIGHT OF WAY OF HARRY TRUMAN DRIVE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 522.96 FEET, A CENTRAL ANGLE OF 28 DEGREES 45' 45” AND AN ARC LENGTH OF 262.52 FEET; THENCE NORTH 51 DEGREES 35' 09” WEST, 79.16 FEET; THENCE NORTH 33 DEGREES 17' 19” EAST, 209.96 FEET; THENCE EAST, 184.04 FEET; THENCE SOUTH, 330.51 FEET TO THE POINT OF BEGINNING.
NOW KNOWN AS TRACT 4 OF CERTIFICATE OF SURVERY FILED NOVEMBER 13, 1996, AS DOCUMENT NO. K-0052123 IN SURVEY BOOK S-5 at PAGE 83.
Parcel D:
Easement for Pedestrian Access for the benefit of Tract 1 as created by the instrument recorded September 10, 1996 as Document No. K-41073, over, under and across the land described as follows:
Part of TRACT Dl, of the Certificate of Survey filed May 26, 1994, under Document No. K-1142217, in Book S-4, at Page 76, being in the Northeast 1/4 of Section 14, Township 47 North, Range 33 West, in Grandview, Jackson County, Missouri, being more particularly described as follows:
Commencing at a point on the Westerly right of way line of U.S. Highway 71, said point being 475.00 feet South of the North line of said 1/4 section, said point also being the Northeast corner of Tract B-1; thence along the Northerly line of Tract B-1; North 89 degrees 40 minutes 50 seconds West, 579.52 feet; thence North 89 degrees 49 minutes 26 seconds West, 430.00 feet to the Northeast corner of Tract D-1, said Northeast corner also being the point of beginning; thence North 89 degrees 49 minutes 26 seconds West, 10.00 feet; thence North 00 degrees 10 minutes 34 seconds East, 10.00 feet; thence South 89 degrees 49 minutes 26 seconds East, 38.95 feet; thence North 00 degrees 03 minutes 05 seconds East, 169.31 feet; thence South 89 degrees 46 minutes 46 seconds East, 10.00 feet; thence South 00 degrees 03 minutes 05 seconds West, 179.10 feet; thence North 89 degrees 49 minutes 26 seconds West, 38.97 feet to the point of beginning.
Tract 1 of Survey under Document No. K-1142217 in Survey Book S-4 at Page 4, is now known as Tracts 1, 2, 3 and 4 of Certificate of Survey filed November 13, 1996, as Document No. K-0052123 in Survey Book S-5 at Page 83.

EXHIBIT “H”
RENT ROLL

<Attached>

H-1

EXHIBIT “I”
LIST OF PROPERTY FILES

2010 and 2011 monthly rent rolls and the current rent roll
Current standard tenant lease form (with all addendums, riders and exhibits)
Copies of current tenant leases (including amendments) and copies of tenant files (available on-site)
Unaudited monthly income statements for the Property, year-to-date (through September 30, 2011) and for the previous three (3) years
Current year budget for the Property
Occupancy report (by month) for the past three (3) years
Copy of the property management agreement
Listing of current on-site employees, their titles and duties / job description / compensation structure
Service Contracts
Three (3) year loss run, and copies of insurance certificates
The utility bills for the Property for the past twelve (12) calendar months
List of capital expenses for the previous three (3) years for the Property
Regulatory Agreements
Licenses, permits, and certificates of occupancy
As-built (ALTA or other) surveys for the Property
Phase I Environmental Site Assessments
Third party engineering reports
Most recent compliance audit from the Housing Authority
Outstanding, unresolved IRS Form 8823s
Schedule of Personal Property
8609's
Aged delinquency report
2010 audited financial statement
2011 trial balance (as of September 30, 2011)
2011 general ledger (as of September 30, 2011)

2010 and 2011 monthly bank statements and reconciliations
2010 and 2011 real property tax invoices with check copies
2010 and 2011 insurance invoices with check copies
Access to reasonable number of 2010 and 2011 invoices to be selected by Auditors for review
2011 cash disbursement journal (as of September 30, 2011)
2010 cash disbursement journal
2010 trial balance
2010 general ledger
Accounts payable detail for December 31, 2010 and September 30, 2011
Access to a reasonable number of 2010 lease agreements and amendments as selected by the Auditors.

I-1

EXHIBIT “J”
[FORM OF]
GUARANTY

WHEREAS, Truman Farm Villas, L.P., a Missouri limited partnership (“Seller”), in connection with that certain Real Estate Purchase And Sale Agreement With Escrow Instructions (the “Agreement”; except as otherwise set forth herein, all defined terms shall have the same meaning as set forth in the Agreement) dated as of November __, 2011 by and between, Seller and Steadfast Asset Holdings, Inc., a California corporation, requires as a condition to the Closing that the undersigned (each of undersigned herein referred to as a “Guarantor”) guarantee the full payment and performance of the obligations of Buyer under Paragraph 23 of the Agreement.

WHEREAS, the undersigned desires that Seller consummate the transactions contemplated by the Agreement and Seller is relying on this Guaranty by each of the undersigned as a material condition to the consummation of the transactions contemplated by the Agreement.

NOW, THEREFORE, in consideration of the consummation of the transactions contemplated by the Agreement by Seller, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor agrees as follows:

1.    Guarantor hereby unconditionally and irrevocably guarantees the payment and performance of, and unconditionally and irrevocably promises to pay and perform, all of the obligations of Buyer under Paragraph 23 of the Agreement.

2.    In such manner, upon such terms and at such times as Seller shall deem best, and without notice to or the consent of Guarantor, Seller may alter, compromise, extend or change the time or manner for the payment or performance of any obligation hereby guaranteed, grant any indulgence, forbearance or waiver with respect to the obligations guaranteed hereby, substitute or add any one or more guarantors, accept additional or substituted security for the payment or performance of any such obligation, or release or subordinate any security therefore, any and all of which may be accomplished without any effect on the obligations of Guarantor hereunder. No exercise or non-exercise by Seller of any right hereby given, no dealing by Seller with Buyer, any other guarantor or other person, and no change, impairment or suspension of any right or remedy of Seller shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Seller.

3.    Guarantor hereby waives notice of acceptance of this Guaranty by Seller and this Guaranty shall immediately be binding upon Guarantor.

4.    Guarantor hereby waives and agrees not to assert or take advantage of any of the following:

(a)    Any right to require Seller to proceed against Buyer or any other person or to proceed or exhaust any security held by Seller at any time or to pursue any other remedy in

I-1

Seller's power before proceeding against Guarantor;

(b)    Any defense based on the statute of limitations in any action hereunder or in any action for the payment or performance of any obligation hereby guaranteed;

(c)    Any defense that may arise by reason of the incapacity, lack of authority, bankruptcy, death or disability of any other person or persons or the failure of Seller to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d)    Any right to receive demands, protests and notices of any kind including, but not limited to, notice of the existence, creation or incurring of any new or additional obligation or of any action or non-action on the part of Buyer, Seller or any other person;

(e)    Any defense based on an election of remedies including, but not limited to, any action by Seller which shall destroy or otherwise impair any subrogation right of Guarantor or the right of Guarantor to proceed against Buyer for reimbursement, or both;

(f)    Any duty on the part of Seller to disclose to Guarantor any facts Seller may now or hereafter know about Buyer, regardless of whether Seller has reason to believe that such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Buyer and of all circumstances bearing on the risk of nonpayment or nonperformance of any obligation hereby guaranteed;

(g)    Any defense based upon an election of remedies by Seller, the right of Guarantor to proceed against Seller for reimbursement, or both;

(h)    Any right to receive notice of or to consent to any amendments that may hereafter be made to the Agreement; and

(i)    Any defense based on the fact that Guarantor's obligations hereunder are larger or more burdensome than that of Buyer's under the Agreement.

5.    Until all obligations hereby guaranteed shall have been fully paid and performed, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which Seller now has or may hereafter have against Buyer and any benefit of, and any right to participate in, any security now or hereafter held by Seller.

6.    All existing and future obligations of Buyer to Guarantor, or any person owned in whole or in part by Guarantor (other than obligations to make distributions as required under the Internal Revenue Code due to REIT status), and the right of Guarantor to cause or permit itself or such person to withdraw any capital invested in Buyer are hereby subordinated to all obligations hereby guaranteed, and, without the prior written consent of Seller, such obligations to Guarantor shall not be paid or performed, and such capital shall not be withdrawn, in whole or in part, while Buyer is in default under the Agreement.

7.    All rights, powers and remedies of Seller hereunder and under any other agreement now or at any time hereafter in force between Seller and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Seller at law or in equity. This Guaranty is in addition to and exclusive of the guarantee of any other guarantor of any obligation of Buyer to Seller.

8.    The obligations of Guarantor hereunder are independent of the obligations of Buyer under the Agreement, and, in the event of any default hereunder or under the Agreement, a separate action or actions may be brought and prosecuted against Guarantor, whether or not Buyer, any other guarantor or any other person is joined therein or a separate action or actions are brought against Buyer, any other guarantor or any other person. Seller may maintain successive actions for other defaults. Seller's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all obligations hereby guaranteed shall have been fully paid and performed.

9.    Guarantor shall pay to Seller all attorneys' fees and all costs and other expenses which Seller shall expend or incur in collecting or compromising any obligation hereby guaranteed or in enforcing this Guaranty against Guarantor, whether or not suit is filed including, but not limited to, attorneys' fees, costs and other expenses incurred by Seller in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Guarantor which in any way affects the exercise by Seller of its rights and remedies hereunder.

10.    Should any one or more provisions of this Guaranty be determined to be invalid, illegal or unenforceable, all other provisions shall nevertheless be valid, legal and effective.

11.    This Guaranty shall inure to the benefit of Seller and to SHF (which is expressly made a third party beneficiary hereof and hereto, with the right to take direct action hereon and to exercise any rights or remedies afforded to Seller hereunder), and each of their respective successors and assigns, and shall bind the heirs, executors, administrators, successors and assigns of Guarantor. This Guaranty may be assigned by Seller or SHF, respectively, and, when so assigned, Guarantor shall be liable to the assignee(s) without in any manner affecting the liability of Guarantor hereunder.

12.    Upon full payment and performance of all obligations hereby guaranteed, this Guaranty shall be of no further force or effect. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by Seller from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference or fraudulent transfer under insolvency, bankruptcy or reorganization laws), then Guarantor's obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Seller, and Guarantor's obligations hereunder shall continue to be effective or be reinstated as to such payment, all as though such previous payment to Seller had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty, and shall remain a valid and binding obligation of Guarantor.

13.    No provision of this Guaranty or right of Seller hereunder can be waived or modified, nor can Guarantor be released from Guarantor's obligations hereunder, except by a writing duly executed by Seller and SHF.

14.    When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa. The word “person” as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

15.    If more than one person or entity is a Guarantor hereunder, then (a) each Guarantor is jointly and severally liable for all of the obligations under this Guaranty; (b) all representations, warranties, and covenants made by any Guarantor hereunder shall be deemed representations, warranties, and covenants of each Guarantor; (c) any breach, default or event of default by any Guarantor hereunder shall be deemed to be a breach, default, or event of default of each Guarantor; and (d) any reference herein contained to the knowledge or awareness of Guarantor shall mean the knowledge or awareness of any Guarantor.

16.    This Guaranty shall be governed by and construed in accordance with the laws of the State. In any action brought under or arising out of this Guaranty, Guarantor hereby consents to the jurisdiction of any competent court within the State and hereby consents to service of process by any means authorized by the laws of State. This Guaranty shall constitute the entire agreement of Guarantor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Seller unless expressed herein.

17.    Each Guarantor hereby represents and warrants to Seller that: (a) such Guarantor (unless a natural person) is duly organized, validly existing and in good standing under the laws of the state of its formation; (b) such Guarantor has the full power and authority, and is duly and legally authorized, to execute, deliver and perform this Guaranty and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by such Guarantor (and if such Guarantor is not a natural person, by a duly authorized representative of such Guarantor), and this Guaranty is the legal, valid and binding obligation of such Guarantor; (d) no consents or permissions are required to be obtained by Guarantor for the execution and performance of this Guaranty; (e) the execution, delivery and performance of this Guaranty will not violate any provision of, result in a breach of any of the terms or provisions of, or constitute a default under, any existing law or regulation binding on such Guarantor, or order, judgment or decree of any court, arbitrator or governmental authority binding on such Guarantor, or other agreement or document to which the Guarantor is a party or by which it is bound; (f) the financial information delivered by such Guarantor to Seller is not misleading in any material respect when taken in the aggregate; (g) Guarantor is the owner of a beneficial interest in Buyer and/or shall otherwise substantially benefit, directly and indirectly, from Buyer's completion of the transactions contemplated by the Purchase Agreement; (h) Guarantor has received fair value and adequate consideration for the execution and performance of this Guaranty; and (i) the execution and performance of this Guaranty will render Guarantor neither insolvent nor unable to pay its debts as they become due.

18.    This Guaranty may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document.

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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal as of the date set forth below.

Date:______________________ Address:______________________ ______________________ ______________________ Telephone:______________________ Date of Birth:_______________________	GUARANTOR: Steadfast REIT Holdings, LLC ______________________________
Date:______________________ Address:______________________ ______________________ ______________________ Telephone:______________________ Date of Birth:_______________________	GUARANTOR: Steadfast REIT Investments, LLC ______________________________
Date:______________________ Address:______________________ ______________________ ______________________ Telephone:______________________ Date of Birth:_______________________	GUARANTOR: Steadfast Income REIT, Inc. ______________________________
Date:______________________ Address:______________________ ______________________ ______________________ Telephone:______________________ Date of Birth:_______________________	GUARANTOR: Steadfast Income Advisors, LLC ______________________________

EXHIBIT “K”
[FORM OF]
ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS

ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AND SALE AGREEMENT WITH ESCROW INSTRUCTIONS (“Assignment”) dated as of [DATE], and entered into by and between Steadfast Asset Holdings, Inc., a California corporation (“Assignor”) and [PERMITTED ASSIGN] (“Assignee”).

RECITALS

WHEREAS, Assignor and Truman Farm Villas, L.P., a Missouri limited partnership (“Seller”) have entered into that certain Real Estate Purchase and Sale Agreement with Escrow Instructions dated as of [PA DATE] (the “[Original] Agreement”).

[WHEREAS, Seller and Assignor have entered into that certain First Amendment to Real Estate Purchase and Sale Agreement with Escrow Instructions dated as of [AMENDMENT DATE] (the “First Amendment”). [OTHER AMENDMENTS.] The Original Agreement, as amended by the First Amendment [AND OTHER AMENDMENTS], is referred to herein as the “Purchase Agreement”).]

WHEREAS, Assignor wishes to assign all of Assignor's right, title and interest as Buyer in, to and under the Purchase Agreement to Assignee.

WHEREAS, in connection with the Purchase Agreement and the transactions contemplated thereby, Steadfast REIT Holdings, LLC, Steadfast REIT Investments, LLC, Steadfast Income REIT, Inc. and Steadfast Income Advisors, LLC (each a “Guarantor” and, collectively, the “Guarantors”) have agreed to guarantee the full payment and performance of certain obligations of Buyer under the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Assignment. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under the Purchase Agreement.

2.Acceptance and Assumption by Assignee. Assignee hereby accepts the foregoing assignment from Assignor. Assignee hereby assumes and agrees to pay and perform all of Assignor's obligations under the Purchase Agreement and to observe all of the terms, covenants and conditions applicable to Buyer thereunder. Assignee hereby further agrees to be bound by all approvals and waivers by Assignor prior to this Assignment.

3.Continuing Liability. Notwithstanding the foregoing assignment and assumption, Assignor is not released from any obligations under the Purchase Agreement. Assignor and Assignee shall be jointly and severally liable for the payment of and performance of all of Buyer's obligations under the Purchase Agreement and the observation all of the terms, covenants and conditions applicable to Buyer thereunder.

4.Miscellaneous.

a.Definitions. Capitalized terms used in this Assignment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

b.Partial Invalidity. If any term or provision of this Assignment or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Assignment shall be valid and enforced to the fullest extent permitted by law.

c.No Waivers. No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

d.Binding Effect. This Assignment shall be binding upon and inure to the benefit of Seller, Assignor, Assignee, each Guarantor and their respective permitted successors and assigns.

e.Entire Agreement. This Assignment is the final expression of, and contains the entire agreement among, the parties hereto with respect to the subject matter set forth herein and may not be modified other than by an agreement in writing signed each party hereto and Seller.

f.Governing Law; Venue. The parties hereto expressly agree that this Assignment shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State. Any dispute arising under this Assignment or the documents referred to herein will be adjudicated exclusively in the courts of the State with venue in the Jurisdiction.

g.No Modification. All terms and conditions of the Purchase Agreement, together with any and all exhibits thereto, shall remain unmodified and are in full force and effect and enforceable in accordance with their terms.

h.Counterparts. This Assignment may be executed in counterparts, each of which shall constitute a separate document but all of which together shall constitute one and the same agreement. Signature pages may be detached and reattached to physically form one document. A signature scanned and sent by facsimile and/or e-mail shall be binding as an original signature.

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IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first set forth above.

Steadfast Asset Holdings, Inc., a California corporation

By:	_____________________
Name:
Title:

[ASSIGNEE]

By:	_____________________
Name:
Title:

CONSENT OF GUARANTORS: Each Guarantor hereby consents to this Assignment.

Steadfast REIT Holdings, LLC

By:	_____________________
Name:
Title:

Steadfast REIT Investments, LLC

By:	_____________________
Name:
Title:

Steadfast Income REIT, Inc.

By:	_____________________
Name:
Title:

Steadfast Income Advisors, LLC

By:	_____________________
Name:
Title:

K-4